Exhibit 4.1

BANCO SANTANDER, S.A.

as Issuer,

THE BANK OF NEW YORK MELLON,

London Branch

as Trustee, Calculation Agent and Principal Paying Agent

and

THE BANK OF NEW YORK MELLON SA/NV,

Luxembourg Branch

as Senior Non Preferred Debt Securities Registrar

THIRD SUPPLEMENTAL INDENTURE

dated as of November 6, 2025

to

SENIOR NON PREFERRED DEBT SECURITIES INDENTURE

dated as of March 14, 2024

THIRD SUPPLEMENTAL INDENTURE (“Third Supplemental Indenture”), dated as of November 6, 2025, among BANCO SANTANDER, S.A., a sociedad anónima incorporated under the laws of The Kingdom of Spain (the “Company”), having its principal executive office located at Ciudad Grupo Santander, Avenida de Cantabria s/n, 28660 Boadilla del Monte, Madrid, Spain, as issuer, THE BANK OF NEW YORK MELLON, London Branch, a banking corporation duly organized and existing under the laws of the State of New York, as trustee (the “Trustee,” which term includes any successor Trustee), calculation agent (the “Calculation Agent,” which term includes any successor Calculation Agent) and principal paying agent (the “Principal Paying Agent,” which term includes any successor Principal Paying Agent), having its Corporate Trust Office at 160 Queen Victoria Street, London EC4V 4LA, United Kingdom, and THE BANK OF NEW YORK MELLON SA/NV, Luxembourg Branch, a société anonyme/naamloze vennootschap, incorporated under the laws of Belgium, as senior non preferred debt securities registrar (the “Senior Non Preferred Debt Securities Registrar”), having its principal office at 2-4 Rue Eugène Ruppert, L-2453 Luxembourg, Luxembourg.

WITNESSETH

WHEREAS, the Company and the Trustee have executed and delivered a Senior Non Preferred Debt Securities Indenture dated as of March 14, 2024 (as heretofore amended and supplemented, the “Base Indenture” and, the Base Indenture, as supplemented and amended by this Third Supplemental Indenture, the “Senior Non Preferred Debt Securities Indenture”), to provide for the issuance of the Company’s senior non preferred debt securities (the “Senior Non Preferred Debt Securities”), including the Senior Non Preferred Notes (as defined below).

WHEREAS, Section 9.01(d) of the Base Indenture permits the Company and the Trustee to change or eliminate any provisions of the Base Indenture without the consent of Holders, subject to certain conditions;

WHEREAS, Section 9.01(f) of the Base Indenture permits the Company and the Trustee to enter into a supplemental indenture to establish the forms or terms of Senior Non Preferred Debt Securities of any series as permitted under Sections 2.01 and 3.01 of the Base Indenture without the consent of Holders;

WHEREAS, there are no Outstanding Senior Non Preferred Debt Securities of any series created prior to the execution of this Third Supplemental Indenture that are entitled to the benefit of the provisions set forth herein or that would be adversely affected by such provisions;

WHEREAS, the Executive Committee of the Company has authorized the entry into this Third Supplemental Indenture and the establishment of the Senior Non Preferred Notes (as defined below), as required by Section 9.01 of the Base Indenture;

WHEREAS, the parties hereto desire to establish (i) a series of Senior Non Preferred Debt Securities to be known as the Series SNP-254 Senior Non Preferred Floating Rate Notes due 2030 (the “2030 Floating Rate Notes”), (ii) a series of Senior Non Preferred Debt Securities to be known as the Series SNP-252 4.551% Senior Non Preferred Fixed Rate Notes due 2030 (the “2030 Fixed Rate Notes” ), and (iii) a series of Senior Non Preferred Debt Securities to be known as the Series SNP-253 5.127% Senior Non Preferred Fixed Rate Notes due 2035 (the “2035 Fixed Rate Notes” and, together with the 2030 Floating Rate Notes and the 20230 Fixed Rate Notes, the “Senior Non Preferred Notes”), each pursuant to Sections 2.01 and 3.01 of the Base Indenture. Each of the 2030 Floating Rate Notes, the 2030 Fixed Rate Notes and the 2035 Fixed Rate Notes may be issued from time to time, and any 2030 Floating Rate Notes, 2030 Fixed Rate Notes and 2035 Fixed Rate Notes issued as part of the relevant series created herein will constitute a single series of Senior Non Preferred Debt Securities under the Senior Non Preferred Debt Securities Indenture and shall be included in the definition of “2030 Floating Rate Notes”, “2030 Fixed Rate Notes” or “2035 Fixed Rate Notes,” as applicable, where the context requires;

WHEREAS, the Company has requested and hereby requests that the Trustee execute and deliver this Third Supplemental Indenture and the Company has provided the Trustee with an Executive Committee Resolution authorizing the execution of this Third Supplemental Indenture;

WHEREAS, all actions required by the Company to be taken in order to make this Third Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, have been taken and performed, and the execution and delivery of this Third Supplemental Indenture has been duly authorized in all respects; and

WHEREAS, where indicated, this Third Supplemental Indenture shall amend and supplement the Base Indenture; and to the extent that the terms of the Base Indenture are inconsistent with such provisions of this Third Supplemental Indenture, the terms of this Third Supplemental Indenture shall govern.

NOW, THEREFORE, the Company and the Trustee mutually covenant and agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definition of Terms. For all purposes of this Third Supplemental Indenture:

(a) a term defined anywhere in this Third Supplemental Indenture has the same meaning throughout;

(b) capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Base Indenture;

(c) the singular includes the plural and vice versa;

(d) headings are for convenience of reference only and do not affect interpretation; and

(e) for the purposes of this Third Supplemental Indenture and the Base Indenture, the term “series” shall mean a series of the Senior Non Preferred Debt Securities.

ARTICLE 2

FORM OF SENIOR NON PREFERRED NOTES

Section 2.01. Terms of the 2030 Floating Rate Notes. The following terms relating to the 2030 Floating Rate Notes are hereby established pursuant to Section 3.01 of the Base Indenture (terms defined in this Section 2.01 shall apply with respect to the 2030 Floating Rate Notes only):

(a) The 2030 Floating Rate Notes shall be designated as the Series SNP-254 Senior Non Preferred Floating Rate Notes due 2030;

(b) The price at which the 2030 Floating Rate Notes shall be issued is 100.000% of the principal amount thereof;

(c) The aggregate principal amount of the 2030 Floating Rate Notes that may be authenticated and delivered under the Senior Non Preferred Debt Securities Indenture shall not exceed $300,000,000, except as otherwise provided in the Senior Non Preferred Debt Securities Indenture, including Section 2.01(v) hereof;

(d) Principal on the 2030 Floating Rate Notes shall be payable on November 6, 2030 (the “Maturity Date”);

(e) The 2030 Floating Rate Notes shall be issued in global registered form on November 6, 2025. From (and including) the date of issuance to (but excluding) the Maturity Date, interest for each Interest Period will accrue on the 2030 Floating Rate Notes at a rate per annum equal to the Compounded SOFR plus a margin of 112 basis points, subject to a minimum interest rate of 0.000%. Interest will be payable quarterly in arrears on February 6, May 6, August 6 and November 6 of each year (each an “Interest Payment Date”), commencing on February 6, 2026, up to and including the Maturity Date or any date of earlier redemption; provided, that if any scheduled Interest Payment Date, other than the scheduled Maturity Date or date of redemption or repayment, would fall on a day that is not a Business Day, that Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. The Regular Record Date for the 2030 Floating Rate Notes will be 15 calendar days immediately preceding the relevant Interest Payment Date, whether or not a Business Day. If the Maturity Date or date of redemption or repayment is not a Business Day, the Company will pay any interest and principal and/or any amount payable upon redemption of the 2030 Floating Rate Notes, as applicable, on the next succeeding Business Day, but such final Interest Payment Date will not be postponed and interest on that payment will not accrue from and after the scheduled Maturity Date or date of redemption or repayment. Interest on the 2030 Floating Rate Notes shall be determined five (5) U.S. Government Securities Business Days before each Interest Payment Date;

(f) Each interest period on the 2030 Floating Rate Notes will begin on (and include) an Interest Payment Date (or, in the case of the first interest period, November 6, 2025) and end on (but exclude) the following Interest Payment Date, or, in the case of the final interest period, the Maturity Date (each an “Interest Period”);

(g) The amount of interest accrued and payable on the 2030 Floating Rate Notes for each Interest Period will be equal to the product of (i) the outstanding principal amount of the 2030 Floating Rate Notes multiplied by (ii) the product of (a) the interest rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Interest Period divided by 360;

(h) No premium, upon redemption or otherwise, shall be payable by the Company on the 2030 Floating Rate Notes;

(i) Principal of and any interest on the 2030 Floating Rate Notes shall be paid to the Holder through The Bank of New York Mellon, as paying agent of the Company having offices in London, United Kingdom and the Borough of Manhattan, The City of New York;

(j) The 2030 Floating Rate Notes shall not be redeemable except as provided in Sections 11.08, 11.09 and 11.11 of the Senior Non Preferred Debt Securities Indenture;

(k) The Company shall have no obligation to redeem or purchase the 2030 Floating Rate Notes pursuant to any sinking fund or analogous provision;

(l) The 2030 Floating Rate Notes shall be issued only in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof;

(m) The principal amount of the 2030 Floating Rate Notes shall be payable upon the declaration of acceleration thereof pursuant to Section 5.02 of the Senior Non Preferred Debt Securities Indenture;

(n) Additional Amounts in respect of the 2030 Floating Rate Notes shall be payable as set forth in the Senior Non Preferred Debt Securities Indenture;

(o) The 2030 Floating Rate Notes shall be denominated in, and payments thereon shall be made in, U.S. Dollars only;

(p) The payment of principal of or interest, if any, on the 2030 Floating Rate Notes shall be payable only in the coin or currency in which the 2030 Floating Rate Notes are denominated;

(q) The 2030 Floating Rate Notes will be issued in the form of one or more global securities in registered form, without coupons attached, and initially registered in the name of Cede & Co., as nominee of The Depository Trust Company, the Depositary;

(r) The 2030 Floating Rate Notes will not be initially issued in definitive form;

(s) The Events of Default on the 2030 Floating Rate Notes are as provided for in Section 5.01 of the Senior Non Preferred Debt Securities Indenture;

(t) The Company agrees with respect to the 2030 Floating Rate Notes and each Holder of the 2030 Floating Rate Notes, by his or her acquisition of the 2030 Floating Rate Notes, will be deemed to have agreed to the ranking as described in Section 12.01 of the Senior Non Preferred Debt Securities Indenture. Each such Holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2030 Floating Rate Notes. In addition, each Holder of the 2030 Floating Rate Notes, by his or her acquisition of such 2030 Floating Rate Notes, authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2030 Floating Rate Notes as provided in the Senior Non Preferred Debt Securities Indenture, and appoints the Trustee as his or her attorney-in-fact for any and all such purposes;

(u) The form of the 2030 Floating Rate Notes to be issued on the date hereof shall be substantially in the form of Exhibit A hereto;

(v) The Company may issue additional 2030 Floating Rate Notes (“Additional Notes”) after the date hereof having the same ranking and same interest rate, maturity date, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first Interest Payment Date, as the 2030 Floating Rate Notes; provided, however, that such Additional Notes will not have the same CUSIP, ISIN or other identifying number as the Outstanding 2030 Floating Rate Notes unless the Additional Notes are fungible with the 2030 Floating Rate Notes for U.S. federal income tax purposes. Any such Additional Notes, together with the 2030 Floating Rate Notes, will constitute a single series of securities under the Senior Non Preferred Debt Securities Indenture;

(w) The Company appoints The Bank of New York Mellon, London Branch, as the Principal Paying Agent for the 2030 Floating Rate Notes. The initial Calculation Agent for the 2030 Floating Rate Notes shall be The Bank of New York Mellon, London Branch pursuant to the terms of a calculation agency agreement dated as of the date hereof between The Bank of New York Mellon, London Branch and the Company (the “Calculation Agency Agreement”);

(x) The Company appoints The Bank of New York Mellon SA/NV, Luxembourg Branch, as the Senior Non Preferred Debt Securities Registrar for the 2030 Floating Rate Notes pursuant to Section 3.05 of the Senior Non Preferred Debt Securities Indenture;

(y) The terms of substitution and variation of the 2030 Floating Rate Notes are as provided for in Section 8.04 of the Senior Non Preferred Debt Securities Indenture;

(z) Subject to applicable law, neither any Holder or beneficial owner of the 2030 Floating Rate Notes nor the Trustee acting on behalf of the Holders of the 2030 Floating Rate Notes may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of, or arising under, or in connection with, the 2030 Floating Rate Notes as provided for in Section 12.04 of the Senior Non Preferred Debt Securities Indenture;

(aa) Each Holder of the 2030 Floating Rate Notes, by his or her acquisition of the 2030 Floating Rate Notes, will be deemed to have acknowledged, accepted, consented to and agreed to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority as provided for in Article 13 of the Senior Non Preferred Debt Securities Indenture;

(ab) The Bank of New York Mellon SA/NV, Luxembourg Branch, as the Senior Non Preferred Debt Securities Registrar for the 2030 Floating Rate Notes acknowledges, accepts, consents to and agrees to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority as provided for in Article 13 of the Senior Non Preferred Debt Securities Indenture;

(ac) If the Company or its designee determine on or prior to the relevant SOFR Determination Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR, then the provisions set forth below will thereafter apply to all determinations of the rate of interest payable on the 2030 Floating Rate Notes. For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest payable for each Interest Period on the 2030 Floating Rate Notes will be an annual rate equal to the sum of the Benchmark Replacement and the applicable margin;

(ad) If the Company or its designee determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred in respect of the then-current Benchmark, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the 2030 Floating Rate Notes in respect of all determinations on such date and all determinations on all subsequent dates;

(ae) In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time. No such change shall affect the Trustee’s or the Calculation Agent’s own rights, duties or immunities under the Senior Non Preferred Debt Securities Indenture, the Calculation Agency Agreement or otherwise without their consent;

(af) Any determination, decision, election or calculation that may be made by the Company or its designee pursuant to the provisions set forth in this section, including any determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company or the Company’s designee’s sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the 2030 Floating Rate Notes, shall become effective without consent from the Holders of the 2030 Floating Rate Notes or any other party;

(ag) In no event shall the Calculation Agent, the Trustee or any paying agent be responsible for making any such determination, decision, election or calculation; or have any responsibility to determine whether any manifest error has occurred, and, in the absence of notice from the Company, may conclusively assume that no manifest error exists and shall suffer no liability in so assuming;

(ah) None of the Trustee, the Principal Paying Agent or the Calculation Agent (unless the Company is acting in such capacity) shall be under any obligation to: (i) monitor, determine or verify the unavailability or cessation of Compounded SOFR or SOFR, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, adjustments as to any alternative spread thereon, the business day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor benchmark;

(ai) For the avoidance of doubt, in no event shall the Trustee, the Principal Paying Agent or the Calculation Agent be required to act as the Company’s designee for the purposes of determining if any Benchmark Transition Event has occurred, selecting any Benchmark Replacement or determining any Benchmark Replacement Adjustment unless such Trustee, the Principal Paying Agent or Calculation Agent agrees to such appointment in writing;

(aj) In connection with the foregoing, each of the Trustee, the Principal Paying Agent and the Calculation Agent shall be entitled to rely conclusively on any determinations made by the Company or its designee without independent investigation, and none will have any liability for actions taken at the Company’s direction in connection therewith;

(ak) None of the Trustee, the Principal Paying Agent or the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Third Supplemental Indenture as a result of the unavailability of SOFR, Compounded SOFR or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this Third Supplemental Indenture and reasonably required for the performance of such duties. None of the Trustee, the Principal Paying Agent or the Calculation Agent shall be responsible or liable for the Company’s actions or omissions or for those of the Company’s designee, or for any failure or delay in the performance by the Company or its designee, nor shall any of the Trustee, the Principal Paying Agent or the Calculation Agent be under any obligation to oversee or monitor the Company’s performance or that of the Company’s designee; and

(al) Each of the parties hereto agrees with respect to the Senior Non Preferred Debt Securities Indenture and the 2030 Floating Rate Notes, and each Holder of the 2030 Floating Rate Notes, by his or her acquisition of the 2030 Floating Rate Notes, will be deemed to have agreed to the submission to jurisdiction set forth in Section 1.15 of the Senior Non Preferred Debt Securities Indenture.

Section 2.02. Terms of the 2030 Fixed Rate Notes. The following terms relating to the 2030 Fixed Rate Notes are hereby established pursuant to Section 3.01 of the Base Indenture (terms defined in this Section 2.02 shall apply with respect to the 2030 Fixed Rate Notes only):

(a) The 2030 Fixed Rate Notes shall be designated as the Series SNP-252 4.551% Senior Non Preferred Fixed Rate Notes due 2030;

(b) The price at which the 2030 Fixed Rate Notes shall be issued is 100.000% of the principal amount thereof;

(c) The aggregate principal amount of the 2030 Fixed Rate Notes that may be authenticated and delivered under the Senior Non Preferred Debt Securities Indenture shall not exceed $1,250,000,000, except as otherwise provided in the Senior Non Preferred Debt Securities Indenture, including Section 2.02(t) hereof;

(d) Principal on the 2030 Fixed Rate Notes shall be payable on November 6, 2030 (the “Maturity Date”);

(e) The 2030 Fixed Rate Notes shall be issued in global registered form on November 6, 2025. From (and including) the date of issuance to (but excluding) the Maturity Date, interest will accrue on the 2030 Fixed Rate Notes at a fixed rate of 4.551% per annum. Interest will be payable semi-annually in arrears on May 6 and November 6 of each year (each, an “Interest Payment Date”), commencing on May 6, 2026, up to and including the Maturity Date or any date of earlier redemption. Interest on the 2030 Fixed Rate Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such month. The Regular Record Date for the 2030 Fixed Rate Notes will be 15 calendar days immediately preceding the relevant Interest Payment Date, whether or not a Business Day. If any scheduled Interest Payment Date is not a

Business Day, the Company will pay interest on the next Business Day, but interest on that payment will not accrue during the period from and after the scheduled Interest Payment Date. If the scheduled Maturity Date or date of redemption or repayment is not a Business Day, the Company may pay interest and principal on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date or date of redemption or repayment;

(f) No premium, upon redemption or otherwise, shall be payable by the Company on the 2030 Fixed Rate Notes;

(g) Principal of and any interest on the 2030 Fixed Rate Notes shall be paid to the Holder through The Bank of New York Mellon, as paying agent of the Company having offices in London, United Kingdom and the Borough of Manhattan, The City of New York;

(h) The 2030 Fixed Rate Notes shall not be redeemable except as provided in Sections 11.08, 11.09 and 11.11 of the Senior Non Preferred Debt Securities Indenture;

(i) The Company shall have no obligation to redeem or purchase the 2030 Fixed Rate Notes pursuant to any sinking fund or analogous provision;

(j) The 2030 Fixed Rate Notes shall be issued only in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof;

(k) The principal amount of the 2030 Fixed Rate Notes shall be payable upon the declaration of acceleration thereof pursuant to Section 5.02 of the Senior Non Preferred Debt Securities Indenture;

(l) Additional Amounts in respect of the 2030 Fixed Rate Notes shall be payable as set forth in the Senior Non Preferred Debt Securities Indenture;

(m) The 2030 Fixed Rate Notes shall be denominated in, and payments thereon shall be made in, U.S. Dollars only;

(n) The payment of principal of or interest, if any, on the 2030 Fixed Rate Notes shall be payable only in the coin or currency in which the 2030 Fixed Rate Notes are denominated;

(o) The 2030 Fixed Rate Notes will be issued in the form of one or more global securities in registered form, without coupons attached, and initially registered in the name of Cede & Co., as nominee of The Depository Trust Company, the Depositary;

(p) The 2030 Fixed Rate Notes will not be initially issued in definitive form;

(q) The Events of Default on the 2030 Fixed Rate Notes are as provided for in Section 5.01 of the Senior Non Preferred Debt Securities Indenture;

(r) The Company agrees with respect to the 2030 Fixed Rate Notes and each Holder of the 2030 Fixed Rate Notes, by his or her acquisition of the 2030 Fixed Rate Notes, will be deemed to have agreed to the ranking as described in Section 12.01 of the Senior Non Preferred Debt Securities Indenture. Each such Holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2030 Fixed Rate Notes. In addition, each Holder of the 2030 Fixed Rate Notes, by his or her acquisition of such 2030 Fixed Rate Notes, authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2030 Fixed Rate Notes as provided in the Senior Non Preferred Debt Securities Indenture, and appoints the Trustee as his or her attorney-in-fact for any and all such purposes;

(s) The form of the 2030 Fixed Rate Notes to be issued on the date hereof shall be substantially in the form of Exhibit B hereto;

(t) The Company may issue additional 2030 Fixed Rate Notes (“Additional Notes”) after the date hereof having the same ranking and same interest rate, maturity date, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first Interest Payment Date, as the 2030 Fixed Rate Notes; provided, however, that such Additional Notes will not have the same CUSIP, ISIN or other identifying number as the Outstanding 2030 Fixed Rate Notes unless the Additional Notes are fungible with the 2030 Fixed Rate Notes for U.S. federal income tax purposes. Any such Additional Notes, together with the 2030 Fixed Rate Notes, will constitute a single series of securities under the Senior Non Preferred Debt Securities Indenture;

(u) The Company appoints The Bank of New York Mellon, London Branch, as the Principal Paying Agent for the 2030 Fixed Rate Notes;

(v) The Company appoints The Bank of New York Mellon SA/NV, Luxembourg Branch, as the Senior Non Preferred Debt Securities Registrar for the 2030 Fixed Rate Notes pursuant to Section 3.05 of the Senior Non Preferred Debt Securities Indenture;

(w) The terms of substitution and variation of the 2030 Fixed Rate Notes are as provided for in Section 8.04 of the Senior Non Preferred Debt Securities Indenture;

(x) Subject to applicable law, neither any Holder or beneficial owner of the 2030 Fixed Rate Notes nor the Trustee acting on behalf of the Holders of the 2030 Fixed Rate Notes may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of, or arising under, or in connection with, the 2030 Fixed Rate Notes as provided for in Section 12.04 of the Senior Non Preferred Debt Securities Indenture;

(y) Each Holder of the 2030 Fixed Rate Notes, by his or her acquisition of the 2030 Fixed Rate Notes, will be deemed to have acknowledged, accepted, consented to and agreed to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority as provided for in Article 13 of the Senior Non Preferred Debt Securities Indenture;

(z) The Bank of New York Mellon SA/NV, Luxembourg Branch, as the Senior Non Preferred Debt Securities Registrar for the 2030 Fixed Rate Notes acknowledges, accepts, consents to and agrees to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority as provided for in Article 13 of the Senior Non Preferred Debt Securities Indenture; and

(aa) Each of the parties hereto agrees with respect to the Senior Non Preferred Debt Securities Indenture and the 2030 Fixed Rate Notes, and each Holder of the 2030 Fixed Rate Notes, by his or her acquisition of the 2030 Fixed Rate Notes, will be deemed to have agreed to the submission to jurisdiction set forth in Section 1.15 of the Senior Non Preferred Debt Securities Indenture.

Section 2.03. Terms of the 2035 Fixed Rate Notes. The following terms relating to the 2035 Fixed Rate Notes are hereby established pursuant to Section 3.01 of the Base Indenture (terms defined in this Section 2.03 shall apply with respect to the 2035 Fixed Rate Notes only):

(a) The 2035 Fixed Rate Notes shall be designated as the Series SNP-253 5.127% Senior Non Preferred Fixed Rate Notes due 2035;

(b) The price at which the 2035 Fixed Rate Notes shall be issued is 100.000% of the principal amount thereof;

(c) The aggregate principal amount of the 2035 Fixed Rate Notes that may be authenticated and delivered under the Senior Non Preferred Debt Securities Indenture shall not exceed $1,250,000,000, except as otherwise provided in the Senior Non Preferred Debt Securities Indenture, including Section 2.03(t) hereof;

(d) Principal on the 2035 Fixed Rate Notes shall be payable on November 6, 2035 (the “Maturity Date”);

(e) The 2035 Fixed Rate Notes shall be issued in global registered form on November 6, 2025. From (and including) the date of issuance to (but excluding) the Maturity Date, interest will accrue on the 2035 Fixed Rate Notes at a fixed rate of 5.127% per annum. Interest will be payable semi-annually in arrears on May 6 and November 6 of each year (each, an “Interest Payment Date”), commencing on May 6, 2026, up to and including the Maturity Date or any date of earlier redemption. Interest on the 2035 Fixed Rate Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such month. The Regular Record Date for the 2035 Fixed Rate Notes will be 15 calendar days immediately preceding the relevant Interest Payment Date, whether or not a Business Day. If any scheduled Interest Payment Date is not a Business Day, the Company will pay interest on the next Business Day, but interest on that payment will not accrue during the period from and after the scheduled Interest Payment Date. If the scheduled Maturity Date or date of redemption or repayment is not a Business Day, the Company may pay interest and principal on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date or date of redemption or repayment;

(f) No premium, upon redemption or otherwise, shall be payable by the Company on the 2035 Fixed Rate Notes;

(g) Principal of and any interest on the 2035 Fixed Rate Notes shall be paid to the Holder through The Bank of New York Mellon, as paying agent of the Company having offices in London, United Kingdom and the Borough of Manhattan, The City of New York;

(h) The 2035 Fixed Rate Notes shall not be redeemable except as provided in Sections 11.08, 11.09 and 11.11 of the Senior Non Preferred Debt Securities Indenture;

(i) The Company shall have no obligation to redeem or purchase the 2035 Fixed Rate Notes pursuant to any sinking fund or analogous provision;

(j) The 2035 Fixed Rate Notes shall be issued only in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof;

(k) The principal amount of the 2035 Fixed Rate Notes shall be payable upon the declaration of acceleration thereof pursuant to Section 5.02 of the Senior Non Preferred Debt Securities Indenture;

(l) Additional Amounts in respect of the 2035 Fixed Rate Notes shall be payable as set forth in the Senior Non Preferred Debt Securities Indenture;

(m) The 2035 Fixed Rate Notes shall be denominated in, and payments thereon shall be made in, U.S. Dollars only;

(n) The payment of principal of or interest, if any, on the 2035 Fixed Rate Notes shall be payable only in the coin or currency in which the 2035 Fixed Rate Notes are denominated;

(o) The 2035 Fixed Rate Notes will be issued in the form of one or more global securities in registered form, without coupons attached, and initially registered in the name of Cede & Co., as nominee of The Depository Trust Company, the Depositary;

(p) The 2035 Fixed Rate Notes will not be initially issued in definitive form;

(q) The Events of Default on the 2035 Fixed Rate Notes are as provided for in Section 5.01 of the Senior Non Preferred Debt Securities Indenture;

(r) The Company agrees with respect to the 2035 Fixed Rate Notes and each Holder of the 2035 Fixed Rate Notes, by his or her acquisition of the 2035 Fixed Rate Notes, will be deemed to have agreed to the ranking as described in Section 12.01 of the Senior Non Preferred Debt Securities Indenture. Each such Holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2035 Fixed Rate Notes. In addition, each Holder of the 2035 Fixed Rate Notes, by his or her acquisition of such 2035 Fixed Rate Notes, authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2035 Fixed Rate Notes as provided in the Senior Non Preferred Debt Securities Indenture, and appoints the Trustee as his or her attorney-in-fact for any and all such purposes;

(s) The form of the 2035 Fixed Rate Notes to be issued on the date hereof shall be substantially in the form of Exhibit C hereto;

(t) The Company may issue additional 2035 Fixed Rate Notes (“Additional Notes”) after the date hereof having the same ranking and same interest rate, maturity date, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first Interest Payment Date, as the 2035 Fixed Rate Notes; provided, however, that such Additional Notes will not have the same CUSIP, ISIN or other identifying number as the Outstanding 2035 Fixed Rate Notes unless the Additional Notes are fungible with the 2035 Fixed Rate Notes for U.S. federal income tax purposes. Any such Additional Notes, together with the 2035 Fixed Rate Notes, will constitute a single series of securities under the Senior Non Preferred Debt Securities Indenture;

(u) The Company appoints The Bank of New York Mellon, London Branch, as the Principal Paying Agent for the 2035 Fixed Rate Notes;

(v) The Company appoints The Bank of New York Mellon SA/NV, Luxembourg Branch, as the Senior Non Preferred Debt Securities Registrar for the 2035 Fixed Rate Notes pursuant to Section 3.05 of the Senior Non Preferred Debt Securities Indenture;

(w) The terms of substitution and variation of the 2035 Fixed Rate Notes are as provided for in Section 8.04 of the Senior Non Preferred Debt Securities Indenture;

(x) Subject to applicable law, neither any Holder or beneficial owner of the 2035 Fixed Rate Notes nor the Trustee acting on behalf of the Holders of the 2035 Fixed Rate Notes may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of, or arising under, or in connection with, the 2035 Fixed Rate Notes as provided for in Section 12.04 of the Senior Non Preferred Debt Securities Indenture;

(y) Each Holder of the 2035 Fixed Rate Notes, by his or her acquisition of the 2035 Fixed Rate Notes, will be deemed to have acknowledged, accepted, consented to and agreed to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority as provided for in Article 13 of the Senior Non Preferred Debt Securities Indenture;

(z) The Bank of New York Mellon SA/NV, Luxembourg Branch, as the Senior Non Preferred Debt Securities Registrar for the 2035 Fixed Rate Notes acknowledges, accepts, consents to and agrees to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority as provided for in Article 13 of the Senior Non Preferred Debt Securities Indenture; and

(aa) Each of the parties hereto agrees with respect to the Senior Non Preferred Debt Securities Indenture and the 2035 Fixed Rate Notes, and each Holder of the 2035 Fixed Rate Notes, by his or her acquisition of the 2035 Fixed Rate Notes, will be deemed to have agreed to the submission to jurisdiction set forth in Section 1.15 of the Senior Non Preferred Debt Securities Indenture.

ARTICLE 3

ADDITIONAL TERMS APPLICABLE TO THE SENIOR NON PREFERRED NOTES

Section 3.01. Addition of Definitions. With respect to the Senior Non Preferred Notes only, Section 1.01 of the Base Indenture is amended to include the following definitions (which shall be deemed to arise in Section 1.01 in their proper alphabetical order):

“Brussels Ia Regulation” means Regulation (EU) No. 1215/2012 of the European Parliament and of the Council of 12 December 2012 on jurisdiction and the recognition and enforcement of judgments in civil and commercial matters, as amended.

“CRD” means any or any combination of the CRD Directive, the CRR and any CRD Implementing Measures.

“CRD Directive” means Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions, as amended or replaced from time to time.

“CRD Implementing Measures” means any regulatory capital rules implementing the CRD Directive or the CRR which may from time to time be introduced, including, but not limited to, delegated or implementing acts (regulatory technical standards) adopted by the European Commission, national laws and regulations, and regulations and guidelines issued by the Regulator, the European Banking Authority or any other relevant authority, which are applicable to the Company (on a standalone basis) or the Group (on a consolidated basis) and which prescribe the requirements to be fulfilled by financial instruments for inclusion in the regulatory capital or the minimum requirement for own funds and eligible liabilities, as the case may be, of the Company (on a standalone basis) or the Group (on a consolidated basis).

“Lugano II Convention” means the Convention on jurisdiction and the recognition and enforcement of judgments in civil and commercial matters, signed on 30 October 2007.

“Maturity Redemption Amount” means, with respect to a series of Senior Non Preferred Notes, the outstanding principal amount of such series on the relevant Maturity Date.

Section 3.02. Addition of Definitions with respect to the 2030 Floating Rate Notes. With respect to the 2030 Floating Rate Notes only, Section 1.01 of the Base Indenture is amended to include the following definitions (which shall be deemed to arise in Section 1.01 in their proper alphabetical order):

“Additional Notes” shall have the meaning provided in Section 2.01(v) of this Third Supplemental Indenture.

“Benchmark” means, initially, Compounded SOFR, as such term is defined above; provided that if the Company or its designee determine on or prior to the Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

For the avoidance of doubt, the Benchmark Replacement Adjustment for the applicable Benchmark Replacement Date may be selected, recommended or determined on a day other than such Benchmark Replacement Date.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions of “Interest Period” and “Observation Period”, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, and other administrative matters) that the Company or its designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decide that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determine is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Compounded SOFR” means a compounded average of daily SOFR, that will be determined by the Calculation Agent in respect of any Interest Period in accordance with the following formula, with the resulting percentage being rounded, if necessary, to the fifth decimal place, with 0.000005 being rounded upwards:

Where:

“d” means, in respect of the relevant Observation Period, the number of calendar days in such Observation Period;

“d0” means, in respect of any Observation Period, the number of U.S. Government Securities Business Days in the relevant Observation Period;

“i” means a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Days in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant Observation Period;

“ni” means, in respect of any U.S. Government Securities Business Dayi, in the relevant Observation Period the number of calendar days from, and including, such U.S. Government Securities Business Dayi up to, but excluding, the following U.S. Government Securities Business Day; and

“SOFRi” means, in respect of any U.S. Government Securities Business Dayi in the relevant Observation Period, the SOFR in respect of such U.S. Government Securities Business Day;

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Interest Period” means each period beginning on (and including) an Interest Payment Date (or, in the case of the first Interest Period, November 6, 2025) and ending on (but excluding) the following Interest Payment Date, or, in the case of the final Interest Period, the Maturity Date.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment, which may be a positive or negative value or zero, that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Issue Date” means November 6, 2025, being the date of the initial issue of the 2030 Floating Rate Notes.

“Maturity Date” means November 6, 2030.

“Observation Period” means, in respect of an Interest Period, the period from, and including, the date falling the number of Observation Shift Days prior to the first day of such Interest Period and ending on, but excluding, the date that is the number of Observation Shift Days prior to the Interest Payment Date for such Interest Period.

“Observation Shift Days” means five U.S. Government Securities Business Days.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” means the rate determined by the Calculation Agent in respect of a U.S. Government Securities Business Day, in accordance with the following provisions:

(i) the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on the immediately following U.S. Government Securities Business Day (the “SOFR Determination Time”);

(ii) if the rate specified in (i) above does not so appear, the Secured Overnight Financing Rate as published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the SOFR Administrator’s Website;

where:

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate); and

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, or any successor source.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Section 3.03. Addition of Definitions with respect to the 2030 Fixed Rate Notes. With respect to the 2030 Fixed Rate Notes only, Section 1.01 of the Base Indenture is amended to include the following definitions (which shall be deemed to arise in Section 1.01 in their proper alphabetical order):

“Additional Notes” shall have the meaning provided in Section 2.02(t) of this Third Supplemental Indenture.

“Issue Date” means November 6, 2025, being the date of the initial issue of the 2030 Fixed Rate Notes.

“Maturity Date” means November 6, 2030.

Section 3.04. Addition of Definitions with respect to the 2035 Fixed Rate Notes. With respect to the 2035 Fixed Rate Notes only, Section 1.01 of the Base Indenture is amended to include the following definitions (which shall be deemed to arise in Section 1.01 in their proper alphabetical order):

“Additional Notes” shall have the meaning provided in Section 2.03(t) of this Third Supplemental Indenture.

“Issue Date” means November 6, 2025, being the date of the initial issue of the 2035 Fixed Rate Notes.

“Maturity Date” means November 6, 2035.

Section. 3.05. Deletion of Definitions. With respect to the Senior Non Preferred Notes, the following definitions in Section 1.01 of the Base Indenture are hereby deleted their entirety:

“CRD IV” means any or any combination of the CRD IV Directive, the CRR and any CRD IV Implementing Measures.

“CRD IV Directive” means Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC or such other directive as may come into effect in place thereof, as amended or replaced from time to time.

“CRD IV Implementing Measures” means any regulatory capital rules implementing the CRD IV Directive or the CRR which may from time to time be introduced, including, but not limited to, delegated or implementing acts (regulatory technical standards) adopted by the European Commission, national laws and regulations, and regulations and guidelines issued by the Regulator, the European Banking Authority or any other relevant authority, which are applicable to the Company (on a standalone basis) or the Group (on a consolidated basis) and which prescribe the requirements to be fulfilled by financial instruments for inclusion in the regulatory capital or the minimum requirement for own funds and eligible liabilities, as the case may be, of the Company (on a standalone basis) or the Group (on a consolidated basis).

Section 3.06. Replacement of Definitions. With respect to the Senior Non Preferred Notes, the following definitions in Section 1.01 of the Base Indenture are hereby deleted in their entirety and replaced with the following:

“Applicable Banking Regulations” means at any time the laws, regulations, requirements, guidelines and policies relating to capital adequacy, resolution and/or solvency including, among others, those giving effect to the MREL and the TLAC or any equivalent or successor principles, then applicable to the Company and/or the Group including, without limitation to the generality of the foregoing, the CRD, the BRRD, the SRM Regulation and those regulations, requirements, guidelines and policies relating to capital adequacy, resolution and/or solvency of the Regulator then applicable to the Company and/or the Group including, among others, those giving effect to the MREL and the TLAC or any equivalent or successor principles, in each case to the extent then in effect in the Kingdom of Spain (whether or not such regulations, requirements, guidelines or policies have the force of law and whether or not they are applied generally or specifically to the Company and/or the Group).

“Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD, including its article 48 and, when applicable, its article 59 (therefore, the write-down capital conversion power at the point of non-viability) (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), (ii) the SRM Regulation and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD” means Directive 2014/59/EU of 15 May establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or replaced from time to time.

“Business Day” means any day, other than Saturday or Sunday, that is not a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or London nor a day when the T2 real-time gross settlement (RTGS) system, owned and operated by the Eurosystem, or any successor thereto, is closed for business.

“CRR” means Regulation (EU) No. 575/2013 of the European Parliament and of the Council of 26 June 2013 on the prudential requirements for credit institutions and investment firms, as amended or replaced from time to time.

“Interest Payment Date” means (i) with respect to the 2030 Floating Rate Notes, February 6, May 6, August 6 and November 6 of each year, and (ii) with respect to the 2030 Fixed Rate Notes and the 2035 Fixed Rate Notes, May 6 and November 6 of each year.

“MREL” means the “minimum requirement for own funds and eligible liabilities” for credit institutions under the BRRD, set in accordance with Article 45 of the BRRD (as transposed in the Kingdom of Spain), Commission Delegated Regulation (EU) No. 2016/1450 of 23 May 2016, supplementing Directive 2014/59/EU of the European Parliament and of the Council with regard to regulatory technical standards specifying the criteria relating to the methodology for setting the minimum requirement for own funds and eligible liabilities and any other Applicable Banking Regulations.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November, implementing Law 11/2015, of 18 June, on the recovery and resolution of credit institutions and investment firms (Real Decreto 1012/2015, de 6 de noviembre, por el que se desarrolla la Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“Spanish Insolvency Law” means the restated text of the Spanish Insolvency Law (Ley Concursal) approved by the Royal Decree-Legislative 1/2020, of 5 May, as amended or replaced from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of a Single Resolution Mechanism and a Single Resolution Fund, as amended or replaced from time to time.

“TLAC/MREL Disqualification Event” means any time that all or part of the outstanding principal amount of a series of Senior Non Preferred Debt Securities does not fully qualify as TLAC/MREL Eligible Instruments of the Company and/or the Group, except where such non-qualification (i) is due solely to the remaining maturity of the Senior Non Preferred Debt Securities of such series being less than any period prescribed for TLAC/MREL Eligible Instruments by the Applicable Banking Regulations as at the issue date of the Senior Non Preferred Debt Securities of such series or (ii) is as a result of the Senior Non Preferred Debt Securities of such series being bought back by or on behalf of the Company or a buy back of the Senior Non Preferred Debt Securities of such series which is funded by or on behalf of the Company.

Section 3.07. Replacement of Provisions with Respect to Appointment of Agent for Service and Submission to Jurisdiction. With respect to the Senior Non Preferred Notes, Section 1.15 of the Base Indenture is hereby replaced with the following:

Section 1.15. Appointment of Agent for Service and Submission to Jurisdiction. The Company has designated and appointed Banco Santander, S.A., New York Branch, 437 Madison Ave., New York, New York 10022, as its authorized agent (the “Authorized Agent”), upon which process may be served in any suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York arising out of or relating to the Senior Non Preferred Debt

Securities, this Senior Non Preferred Debt Securities Indenture or the transactions contemplated hereby, but for that purpose only, and agrees that service of process upon said Authorized Agent shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York, New York. Such appointment shall be irrevocable so long as any of the Senior Non Preferred Debt Securities remain Outstanding until the appointment of a successor by the Company and such successor’s acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee of the name and address of such successor. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said Authorized Agent in full force and effect so long as any of the Senior Non Preferred Debt Securities shall be Outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company to take any such action.

Each of the parties hereto and each Holder of any Senior Non Preferred Debt Security by its acceptance thereof, hereby irrevocably submits (for the purposes of any such suit or proceeding) only to the jurisdiction of (i) any Federal or State court in the Borough of Manhattan, The City of New York, New York, and (ii) the courts of an European Union member state or states that are parties to the Lugano II Convention and which have jurisdiction pursuant to the Brussels Ia Regulation and/or the Lugano II Convention, in which any suit, action or proceeding arising out of or relating to this Senior Non Preferred Debt Securities Indenture, the Senior Non Preferred Debt Securities or the transactions contemplated hereby is so instituted, and irrevocably and unconditionally waives, to the extent it may effectively do so, any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding in any such courts.

To the extent that any of the parties hereto or any Holder of any Senior Non Preferred Debt Security may be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to or arising out of this Senior Non Preferred Debt Securities Indenture, the Senior Non Preferred Debt Securities or the transactions contemplated hereby to claim for itself or its revenues, assets or properties immunity (whether by reason of sovereign immunity or otherwise) from suit, from the jurisdiction of any court (including, but not limited to, any court of the United States of America or the State of New York) or from any legal process with respect to itself or its property, from attachment prior to judgment, from set-off, from execution of a judgment, from the grant of injunctive relief, whether prior to or after judgment, or from any other legal process (including, without limitation, in relation to enforcement of any arbitration award), and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), any such party hereto or Holder of any Senior Non Preferred Debt Security by its acceptance thereof hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity and consents to the grant of any such relief.

Section 3.08. Payment. Notwithstanding Section 3.07 of the Base Indenture, payments of interest, if any, and any Additional Amounts on the Senior Non Preferred Notes may be made by wire transfer of immediately available funds.

Section 3.09. Replacement of Provisions with Respect to Events of Default. With respect to the Senior Non Preferred Notes, Section 5.01(a) of the Base Indenture is hereby replaced with the following:

(a) If any of the following events occurs and is continuing with respect to the Senior Non Preferred Debt Securities of any series it shall constitute an “Event of Default”:

(i) Non-payment: default is made in the payment of any interest or principal due in respect of the Senior Non Preferred Debt Securities of that series and such default continues for a period of seven days.

(ii) Winding up: any order is made by any competent court or resolution passed for the winding up or liquidation of the Company (for the avoidance of doubt, any reconstruction or amalgamation or a merger or spin-off or any other structural modification (modificación estructural) subject to the provisions of Article 8 will not be considered as a winding up Event of Default).

Section 3.10. Replacement of Provisions with Respect to Enforcement of Remedies. With respect to the Senior Non Preferred Notes, Section 5.02(a) of the Base Indenture is hereby replaced with the following:

(a) If an Event of Default occurs as set forth in paragraph (a)(i) of Section 5.01, then the Trustee or the Holders of at least 25% in outstanding principal amount of the Senior Non Preferred Debt Securities of such series may institute proceedings for the winding up or liquidation of the Company but may take no further action in respect of such default.

Section 3.11. Replacement of Provisions with Respect to Enforcement of Remedies. With respect to the Senior Non Preferred Notes, Section 5.02(b) of the Base Indenture is hereby replaced with the following:

(b) If an Event of Default occurs with respect to any series of Senior Non Preferred Debt Securities as set forth in paragraph (a)(ii) of Section 5.01, then the Trustee or the Holders of at least 25% in outstanding principal amount of the Senior Non Preferred Debt Securities of such series may declare the Senior Non Preferred Debt Securities of such series immediately due and payable whereupon the Senior Non Preferred Debt Securities of such series shall, when permitted by applicable Spanish Insolvency Law, become immediately due and payable at their Early Termination Amount (which shall be their principal amount, together with all interest (if any) accrued and unpaid thereon).

Section 3.12. Replacement of Provisions with Respect to Additional Amounts. With respect to the Senior Non Preferred Notes, Section 10.04 of the Base Indenture is hereby replaced with the following:

Section 10.04. Additional Amounts. All amounts payable (whether in respect of principal, Redemption Amount, interest or otherwise) in respect of the Senior Non Preferred Debt Securities of any series will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges (collectively, “Taxes”) of whatever nature imposed or levied by or on behalf of the Kingdom of Spain or any political subdivision thereof or any authority or agency therein or thereof having power to tax, unless the withholding or deduction of such Taxes is required by law. In the event any withholding or deduction is imposed or levied in respect of any payment of interest by or on behalf of the Kingdom of Spain or any political subdivision thereof or any authority or agency therein or thereof having power to tax, the Company shall pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of the Senior Non Preferred Debt Securities of such series of the amount of interest which would have been received by them had no such withholding or deduction been required. No Additional Amounts will be paid with respect to payments of principal or any premium.

However, the Company shall not be required to pay any Additional Amounts in respect of the Senior Non Preferred Debt Securities of any series:

(i) to, or to a third party on behalf of, a Holder if the Holder or the beneficial owner of Senior Non Preferred Debt Securities of such series is liable for such Taxes in respect of the Senior Non Preferred Debt Securities of such series by reason of his or her having some connection with Spain other than (i) the mere holding of such Senior Non Preferred Debt Security or (ii) the receipt of any payment in respect of such Senior Non Preferred Debt Security;

(ii) to, or to a third party on behalf of, a Holder or a beneficial owner in respect of whose series of Senior Non Preferred Debt Securities the Company does not receive such information as may be required in order to comply with the applicable Spanish tax reporting obligations, including but not limited to the receipt in a timely manner of a duly executed and completed certificate in accordance with Law 10/2014 and Royal Decree 1065/2007, as amended, and any implementing legislation or regulation;

(iii) to, or to a third party on behalf of, a Holder or a beneficial owner of Senior Non Preferred Debt Securities of such series in respect of whom the Company does not receive such information concerning such Holder’s or beneficial owner’s identity and tax residence as may be required in order to comply with the procedures that may be implemented to comply with the interpretation of Royal Decree 1065/2007 eventually made by the Spanish tax authorities;

(iv) presented for payment (where presentation is required) more than 30 days after the Relevant Date, except to the extent that the relevant Holder would have been entitled to such Additional Amounts on presenting the same for payment on the expiry of such period of 30 days;

(v) in relation to any estate, inheritance, gift, sales, transfer or similar taxes;

(vi) to, or to a third party on behalf of, individuals resident for tax purposes in the Kingdom of Spain if the Spanish tax authorities determine that payments made to such individuals are not exempt from withholding tax and require a withholding to be made;

(vii) to, or to a third party on behalf of, a Spanish-resident legal entity subject to Spanish corporation tax if the Spanish tax authorities determine that the Senior Non Preferred Debt Securities of such series do not comply with exemption requirements specified in the Reply to a Consultation of the Directorate General for Taxation (Dirección General de Tributos) dated 27 July 2004 and require a withholding to be made;

(viii) where the withholding or deduction is required pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (“FATCA”), any regulations or agreements thereunder, any official interpretations thereof, any intergovernmental agreements with respect thereto (including the intergovernmental agreement between the United States and Spain on the implementation of FATCA), or any law implementing an intergovernmental agreement or any regulations or official interpretations relating thereto; or

(ix) in the case of any combination of items listed in (i) through (viii) above.

Additional Amounts will also not be paid with respect to any payment to a Holder who is a fiduciary, a partnership, a limited liability company or person other than the sole beneficial owner of that payment, to the extent that payment would be required by the laws of Spain (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a member of that partnership, an interest holder in that limited liability company or a beneficial owner who would not have been entitled to the Additional Amounts had it been the Holder.

For the purposes of (iv) above, the “Relevant Date” means, in respect of any payment, the date on which such payment first becomes due and payable, but if the full amount of the moneys payable has not been received by the Trustee on or prior to such due date, it means the first date on which, the full amount of such moneys having been so received and being available for payment to Holders of the relevant series of Senior Non Preferred Debt Securities, notice to that effect shall have been duly given to the Holders of the relevant series of Senior Non Preferred Debt Securities in accordance with Section 1.06.

Any reference in this Section 10.04 to “principal” shall include any Redemption Amount and any other amounts in the nature of principal payable pursuant to this Senior Non Preferred Debt Securities Indenture and “interest” shall include all amounts payable pursuant to Section 3.07 and any other amounts in the nature of interest payable under this Senior Non Preferred Debt Securities Indenture.

As used in this Section 10.04, the term “Redemption Amount” means, as appropriate, the Maturity Redemption Amount, the Early Redemption Amount (Tax), the Early Redemption Amount (TLAC/MREL Disqualification Event), the Early Redemption Amount (Clean-up Call) and the Early Termination Amount or such other amount in the nature of a redemption amount as may be specified in, or determined in accordance with Section 3.01.

Except where the context requires otherwise, any reference in this Senior Non Preferred Debt Securities Indenture to interest on a Senior Non Preferred Debt Security shall be deemed to include any Additional Amounts payable with respect thereto.

In the event that any withholding or deduction for or on account of any taxes is required, at least 10 days prior to each date of payment of principal of or interest on the relevant series of Senior Non Preferred Debt Securities, or, if later, promptly after the obligation to withhold or deduct becomes known to the Company, the Company will furnish to the Trustee and the Paying Agent, if other than the Trustee, an Officer’s Certificate specifying the amount required to be withheld or deducted on such payments to such Holders, certifying that the Company shall pay such amounts required to be withheld to the appropriate taxing jurisdiction and certifying to the fact that the Additional Amounts will be payable and the amounts so payable to each Holder, and that the Company will pay to the Trustee or the Paying Agent the Additional Amounts required to be paid; provided that no such Officer’s Certificate will be required prior to any date of payment of principal of or interest on such Senior Non Preferred Debt Securities if there has been no change with respect to the matters set forth in a prior Officer’s Certificate. The Trustee and Paying Agent may rely on the fact that any Officer’s Certificate contemplated by this paragraph has not been furnished as evidence of the fact that no withholding or deduction for or on account of any taxes is required. The Company covenants to indemnify the Trustee and Paying Agent for and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any such Officer’s Certificate furnished pursuant to this paragraph or on the fact that any Officer’s Certificate contemplated by this paragraph has not been furnished.

Section 3.13. Deletion of Provisions with Respect to Selection by the Trustee of Senior Non Preferred Debt Securities to Be Redeemed. With respect to the Senior Non Preferred Notes, the first paragraph of Section 11.03 of the Base Indenture is deleted in its entirety.

Section 3.14. Replacement of Provisions with Respect to Early Redemption Due to Changes in Tax Treatment. With respect to the Senior Non Preferred Notes, Section 11.08 of the Base Indenture is hereby replaced with the following:

Section 11.08. Early Redemption Due to Changes in Tax Treatment. If as a result of any change in, or amendment to, the laws or regulations of Spain or of any political subdivision thereof or any authority or agency therein or thereof having power to tax or in the interpretation or administration of any such laws or regulations which becomes effective on or after the date of issue of the Senior Non Preferred Debt Securities of any series, the Company shall determine that (a) the Company would be required to pay Additional Amounts pursuant to Section 10.04 or (b) the Company would not be entitled to claim a deduction in computing tax liabilities in Spain in respect of any interest to be paid on the next Interest Payment Date on the Senior Non Preferred Debt Securities of the relevant series or the value of such deduction to the Company would be materially reduced or (c) the applicable tax treatment of the Senior Non Preferred Debt Securities of the relevant series changes in a material way that was not reasonably foreseeable at the issue date, the Company may, at its option and having given not less than five (5) nor more than 30 days’ notice (ending, in the case of the 2030 Floating Rate Notes, on an Interest Payment Date) to the Holders of the Senior Non Preferred Debt Securities of the relevant series in accordance with Section 11.04 (which notice shall be irrevocable) and a concurrent copy thereof to the Trustee, elect to redeem in whole, but not in part, the Outstanding Senior Non Preferred Debt Securities of the relevant series, in accordance with the requirements of Applicable Banking Regulations in force at the relevant time, at their early tax redemption amount (the “Early Redemption Amount (Tax)”), which shall be their principal amount, together with any accrued and unpaid interest thereon to (but excluding) the date fixed for redemption; provided, however, that (i) in the case of (a) above, no such notice of redemption may be given earlier than 90 days (or, in the case of the 2030 Floating Rate Notes, a number of days which is equal to the aggregate of the number of days falling within the then current Interest Period plus 60 days) prior to the earliest date on which the Company would be obliged to pay such Additional Amounts were a payment in respect of the Senior Non Preferred Debt Securities of the relevant series then due and (ii) redemption for taxation reasons pursuant to this Section 11.08 may only take place in accordance with Applicable Banking Regulations (including, without limitation, in accordance with Articles 77 and 78a of the CRR) in force at the relevant time and subject to the Company obtaining Supervisory Permission therefor, if and as required.

Section 3.15. Replacement of Provisions with Respect to Optional Early Redemption (Call). With respect to the Senior Non Preferred Notes, Section 11.10 of the Base Indenture is hereby replaced with the following:

Section 11.10. Optional Early Redemption (Call). [Reserved.]

Section 3.16. Replacement of Provisions with Respect to Early Redemption at the option of the Company (“Clean-up Redemption”). With respect to the Senior Non Preferred Notes, Section 11.11 of the Base Indenture is hereby replaced with the following:

Section 11.11. Early Redemption at the option of the Company (“Clean-up Redemption”). If 75% or more of the initial aggregate principal amount of a series of Senior Non Preferred Debt Securities (which, for the avoidance of doubt, includes any additional issuances issued subsequently and constituting a single series of Senior Non Preferred Debt Securities under this Senior Non Preferred Debt Securities Indenture) have been redeemed or purchased by, or on behalf of, the Company and cancelled, the Company may, on any date that is an Interest Payment Date on the Senior Non Preferred Debt Securities of the relevant series, at its option and having given no less than five (5) nor more than 30 days’ notice (ending, in the case of the 2030 Floating Rate Notes, on an Interest Payment Date) to the Holders of the Senior Non Preferred Debt Securities of the relevant series in accordance with Section 11.04 (which notice shall be irrevocable and shall specify the date for redemption) and a concurrent copy thereof to the Trustee, elect to redeem in whole but not in part the Outstanding Senior Non Preferred Debt Securities of such series at their principal amount, together with any accrued and unpaid interest thereon to (but excluding) the date fixed for redemption (the “Early Redemption Amount (Clean-up Call)”).

Redemption on the basis of a Clean-up Redemption is subject to the Company obtaining prior Supervisory Permission, if and as required under Applicable Banking Regulations, and may only take place in accordance with Applicable Banking Regulations (including, without limitation, in accordance with Articles 77 and 78a of the CRR) in force at the relevant time.

Section 3.17. Replacement of Provisions with Respect to Repurchase of Senior Non Preferred Debt Securities. With respect to the Senior Non Preferred Notes, Section 11.12 of the Base Indenture is hereby replaced with the following:

Section 11.12. Repurchase of Senior Non Preferred Debt Securities. The Company and any of its subsidiaries or any third party designated by any of them, may only purchase Senior Non Preferred Debt Securities of any series in the open market or otherwise and at any price in accordance with Applicable Banking Regulations (including, without limitation, in accordance with Articles 77 and 78a of the CRR) in force at the relevant time and will be subject to Supervisory Permission, as required.

Section 3.18. Replacement of Provisions with Respect to Waiver of Right of Set-off. With respect to the Senior Non Preferred Notes, Section 12.04 of the Base Indenture is hereby replaced with the following:

Section 12.04. Waiver of Right of Set-off. Subject to applicable law, neither any Holder or beneficial owner of the Senior Non Preferred Debt Securities of any series nor the Trustee acting on behalf of the Holders of the Senior Non Preferred Debt Securities of such series may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of, or arising under, or in connection with, the Senior Non Preferred Debt Securities of such series or this Senior Non Preferred Debt Securities Indenture and each Holder and beneficial owner of the Senior Non Preferred Debt Securities of such series, by virtue of its holding of any Senior Non Preferred Debt Securities of such series or any interest therein, and the Trustee acting on behalf of the Holders of the Senior Non Preferred Debt Securities of such series, shall be deemed to have waived all such rights of set-off, netting, compensation or retention. If, notwithstanding the above, any amounts due and payable to any Holder or beneficial owner of a Senior Non Preferred Debt Security of any series or any interest therein by the Company in respect of, or arising under, the Senior Non Preferred Debt Securities of such series are discharged by set-off, such Holder or beneficial owner shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Company (or, if the event of any voluntary or involuntary liquidation of the Company shall have occurred, the liquidator or administrator of the Company, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust (where possible) or otherwise for the Company (or the liquidator or administrator of the Company, as the case may be) and, accordingly, any such discharge shall be deemed not to have taken place.

ARTICLE 4

MISCELLANEOUS

Section 4.01. Effect of Supplemental Indenture. Upon the execution and delivery of this Third Supplemental Indenture by each of the Company and the Trustee, the Base Indenture shall be supplemented in accordance herewith, and this Third Supplemental Indenture shall form a part of the Base Indenture for all purposes in respect of the Senior Non Preferred Notes or otherwise as applicable.

Section 4.02. Confirmation of Indenture. The Base Indenture, as amended and supplemented by this Third Supplemental Indenture with respect to the Senior Non Preferred Notes or otherwise as applicable, is in all respects ratified and confirmed, and the Base Indenture, this Third Supplemental Indenture and all other indentures supplemental thereto shall, in respect of the Senior Non Preferred Notes or otherwise as applicable, be read, taken and construed as one and the same instrument. This Third Supplemental Indenture constitutes an integral part of the Senior Non Preferred Debt Securities Indenture and, where applicable, with respect to the Senior Non Preferred Notes. In the event of a conflict between the terms and conditions of the Base Indenture and the terms and conditions of this Third Supplemental Indenture, the terms and conditions of this Third Supplemental Indenture shall prevail where applicable.

Section 4.03. Concerning the Trustee. The Trustee does not make any representations as to the validity, sufficiency or adequacy of this Third Supplemental Indenture or the Senior Non Preferred Notes. The recitals and statements herein and in the Senior Non Preferred Notes are deemed to be those of the Company and not the Trustee. In entering into this Third Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Base Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

Section 4.04. Governing Law. The Senior Non Preferred Debt Securities Indenture and the Senior Non Preferred Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Senior Non Preferred Debt Securities Indenture, Section 2.01(t), Section 2.02(r) and Section 2.03(r) of this Third Supplemental Indenture and the status provisions of the Senior Non Preferred Notes, which shall be governed by and construed in accordance with the laws of the Kingdom of Spain, and except that the authorization and execution of the Senior Non Preferred Debt Securities Indenture and the Senior Non Preferred Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of organization of the Company, the Trustee and the Senior Non Preferred Debt Securities Registrar, as the case may be.

Section 4.05. Separability. In case any provision contained in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.06. Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Third Supplemental Indenture and of signature pages by facsimile, email or other electronic format (e.g., PDF, “tif” or “jpg”) transmission and other electronically imaged signatures (including, without limitation, DocuSign and AdobeSign) shall constitute effective execution and delivery of this Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original Third Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, email or other electronic format (e.g., PDF, “tif” or “jpg”) shall be deemed to be their original signatures for all purposes. This Third Supplemental Indenture and any indenture supplemental hereto and any other document, certificate or opinion delivered in connection with this Third Supplemental Indenture, such supplemental indenture or the issuance and delivery of the Senior Non Preferred Debt Securities may be signed by or on behalf of the Company and the Trustee by manual, facsimile or pdf or other electronically imaged signature (including, without limitation, DocuSign and AdobeSign).

Section 4.07. Electronic Means. The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Third Supplemental Indenture and related financing documents and delivered using email, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder (collectively, the “Electronic Means”); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

Section 4.08. Recognition of Bail-In. Notwithstanding and to the exclusion of any other term of this Third Supplemental Indenture or any other agreements, arrangements, or understanding between the Senior Non Preferred Debt Securities Registrar and the Company or any Holder, the Company and each Holder acknowledges and accepts that a BRRD Liability arising under this Third Supplemental Indenture may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledges, accepts, and agrees to be bound by:

(a) the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of the Senior Non Preferred Debt Securities Registrar to the Company or to any Holder under this Third Supplemental Indenture, that (without limitation) may include and result in any of the following, or some combination thereof:

(i) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(ii) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Senior Non Preferred Debt Securities Registrar or another person, and the issue to or conferral on the Company or on any Holder of such shares, securities or obligations;

(iii) the cancellation of the BRRD Liability;

(iv) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;

(b) the variation of the terms of this Third Supplemental Indenture, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority in respect of the Senior Non Preferred Debt Securities Registrar.

Solely as used in this Section 4.08:

“Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

“Bail-in Powers” means any Write-down and Conversion Powers (as defined in the EU Bail-in Legislation Schedule), in relation to the relevant Bail-in Legislation.

“BRRD” means Directive 2014/59/EU of 15 May establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or replaced from time to time.

“BRRD Liability” means a liability in respect of which the relevant Write-down and Conversion Powers (as defined in the EU Bail-in Legislation Schedule) in the applicable Bail-in Legislation may be exercised.

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499.

“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the Senior Non Preferred Debt Securities Registrar.

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first written above.

BANCO SANTANDER, S.A., as Issuer

By:	/s/ Juan Urigoen Irusta
Name: Juan Urigoen Irusta
Title: Authorized Representative

[Signature Page to Third Supplemental Indenture]

THE BANK OF NEW YORK MELLON, London Branch, as Trustee, Calculation Agent and Principal Paying Agent

By:	/s/ Gregory Dale
Name: Gregory Dale
Title: Authorised Signatory

[Signature Page to Third Supplemental Indenture]

THE BANK OF NEW YORK MELLON SA/NV, Luxembourg Branch, as Senior Non Preferred Debt Securities Registrar

By:	/s/ Gregory Dale
Name: Gregory Dale
Title: Authorised Signatory

[Signature Page to Third Supplemental Indenture]

EXHIBIT A

FORM OF GLOBAL NOTE

THIS NOTE IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY AS THE DEPOSITARY (AS DEFINED IN THE SENIOR NON PREFERRED DEBT SECURITIES INDENTURE GOVERNING THIS NOTE), OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE BASE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.05 OF THE BASE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR 2030 FLOATING RATE NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE RANKING OF THIS NOTE IS SET FORTH IN SECTION 12.01 OF THE SENIOR NON PREFERRED DEBT SECURITIES INDENTURE, AND SECTION 2.01(t) OF THE THIRD SUPPLEMENTAL INDENTURE, AND THIS NOTE IS ISSUED SUBJECT TO THE PROVISIONS OF SUCH SECTIONS 12.01 AND 2.01(t), RESPECTIVELY, AND THE HOLDER OF THIS NOTE, BY ACCEPTING THE SAME, AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS. THE PROVISIONS OF SECTION 12.01 OF THE SENIOR NON PREFERRED DEBT SECURITIES INDENTURE, SECTION 2.01(t) OF THE THIRD SUPPLEMENTAL INDENTURE AND THE TERMS OF THIS PARAGRAPH ARE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE KINGDOM OF SPAIN.

CUSIP No. 05971KAT6

ISIN No. US05971KAT60

SERIES SNP-254 SENIOR NON PREFERRED FLOATING RATE NOTES DUE 2030

(THE “2030 FLOATING RATE NOTES”)

Issued by

BANCO SANTANDER, S.A.

No.	$

BANCO SANTANDER, S.A., a sociedad anónima, incorporated under the laws of the Kingdom of Spain (herein called the “Company,” which term includes any successor person under the Senior Non Preferred Debt Securities Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $    (    dollars) on November 6, 2030 (the “Maturity Date”) or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon quarterly in arrears on February 6, May 6, August 6 and November 6 of each year (each, an “Interest Payment Date”), commencing on February 6, 2026, up to and including the Maturity Date or any date of earlier redemption; provided, that if any scheduled Interest Payment Date, other than the scheduled Maturity Date or date of redemption or repayment, would fall on a day that is not a Business Day, that Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. Interest so payable on any Interest Payment Date shall be paid to the Holder in whose name this Note is registered on the 15th calendar day immediately preceding the relevant Interest Payment Date, whether or not such day is a Business Day, as defined in the Senior Non Preferred Debt Securities Indenture (each a “Regular Record Date”).

From (and including) the date of issuance to (but excluding) the Maturity Date, interest for each Interest Period (as defined on the reverse hereof) will accrue on the 2030 Floating Rate Notes at a rate per annum equal to the Compounded SOFR plus a margin of 112 basis points, subject to a minimum interest rate of 0.000%. Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Payment of the principal amount of and any interest on, this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such payment shall be made to the Holder including through a paying agent of the Company for collection by the Holder. If the date for payment of the principal amount hereof or interest thereon is not a Business Day, then (subject as provided in the Senior Non Preferred Debt Securities Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment, provided that no interest shall accrue on such payment for the period from and after such payment date.

The 2030 Floating Rate Notes are issuable in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof.

For informational purposes only, without any substantive effect whatsoever and solely in order to comply with Article 413(d) of the Spanish Companies Law (Ley de Sociedades de Capital), approved by Royal Decree 1/2010, of July 2, to the extent applicable, it is hereby noted that the initial aggregate principal amount of the 2030 Floating Rate Notes, i.e., US$300,000,000 was equivalent to approximately €259,380,944.15, at the Bloomberg reference exchange rate as of October 30, 2025 of €1.00 per US$1.1566 (EUR/USD). Amounts due on the Notes shall not under any circumstances whatsoever be payable in any currency other than U.S. Dollars.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of such Note for the purpose of receiving payment of principal and interest, if any, on and any Additional Amounts with respect to such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual, PDF or other electronically imaged signature (including, without limitation, DocuSign and AdobeSign), this Note shall not be entitled to any benefit under the Senior Non Preferred Debt Securities Indenture or be valid or obligatory for any purpose.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2030 Floating Rate Notes, by its acquisition of this Note, each Holder (which includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees: (i) to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority, which may include and result in any of the following, or some combination thereof: the reduction of all, or a portion, of the Amounts Due on a permanent basis; the conversion of all, or a portion, of the Amounts Due into Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person (and the issue to the Holder of such Common Equity Tier 1 Instruments, securities or obligations), including by means of an amendment, modification or variation of the terms of the 2030 Floating Rate Notes, in which case the Holder agrees to accept in lieu of its rights under this Note, any such Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person; the cancellation of this Note or Amounts Due; the amendment or alteration of the maturity of this Note or amendment of the interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (ii) that the terms of this Note are subject to, and may be varied, if necessary, to give effect to, the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2030 Floating Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD, including its article 48 and, when applicable, its article 59 (therefore, the write-down capital conversion power at the point of non-viability) (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), (ii) the SRM Regulation and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD” means Directive 2014/59/EU of 15 May establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or replaced from time to time.

“Business Day” means any day, other than Saturday or Sunday, that is not a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or London nor a day when the T2 real-time gross settlement (RTGS) system, owned and operated by the Eurosystem, or any successor thereto, is closed for business.

“CET1 Capital” means at any time, the common equity tier 1 capital of the Company or the Group, respectively, as calculated in accordance with Chapter 2 (Common Equity Tier 1 Capital) of Title I (Elements of own funds) of Part Two (Own Funds and Eligible Liabilities) of the CRR and/or Applicable Banking Regulations (as each of such terms is defined in the Senior Non Preferred Debt Securities Indenture) at such time, including any applicable transitional, phasing in or similar provisions.

“Common Equity Tier 1 Instruments” means instruments qualifying as CET1 Capital.

“Law 11/2015” means Law 11/2015 of 18 June, on recovery and resolution of credit institutions and investment firms (Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November, implementing Law 11/2015, of 18 June, on the recovery and resolution of credit institutions and investment firms (Real Decreto 1012/2015, de 6 de noviembre, por el que se desarrolla la Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“Regulated Entity” means any entity to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), or any other Spanish law relating to the Bail-in Power, applies, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks, the Bank of Spain, the European Single Resolution Board, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of a Single Resolution Mechanism and a Single Resolution Fund, as amended or replaced from time to time.

The public deed of issuance (escritura de emisión) related to the 2030 Floating Rate Notes represented hereby was executed on November 4, 2025 before the Notary Public of Madrid, Mr. Miguel Ruiz Gallardón García de la Rasilla, with the number 5,536 of his records.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: November 6, 2025

BANCO SANTANDER, S.A., as Issuer

By:
Name:
Title:

[Global Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Non Preferred Debt Securities of the series designated herein referred to in the within-mentioned Senior Non Preferred Debt Securities Indenture.

Dated:

THE BANK OF NEW YORK MELLON, London Branch, as Trustee

By:
Name:
Title:

[Global Note Signature Page]

[REVERSE OF SECURITY]

This Note is one of a duly authorized issue of securities of the Company of the series designated Series SNP-254 Senior Non Preferred Floating Rate Notes due 2030 (herein called the “2030 Floating Rate Notes”) issued and to be issued in one or more series under a Senior Non Preferred Debt Securities Indenture, dated as of March 14, 2024 (as heretofore amended and supplemented, the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon, London Branch, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as amended and supplemented by the Third Supplemental Indenture, dated as of November 6, 2025, among the Company, The Bank of New York Mellon, London Branch, as Trustee, Calculation Agent and Principal Paying Agent, and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Senior Non Preferred Debt Securities Registrar (the “Third Supplemental Indenture” and, the Base Indenture, as amended and supplemented by the Third Supplemental Indenture, the “Senior Non Preferred Debt Securities Indenture”) to which Senior Non Preferred Debt Securities Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee and the Holders of the 2030 Floating Rate Notes and of the terms upon which the 2030 Floating Rate Notes are, and are to be, authenticated and delivered. Capitalized terms used herein are used as defined in the Senior Non Preferred Debt Securities Indenture unless otherwise indicated. The terms of the 2030 Floating Rate Notes include those stated in the Senior Non Preferred Debt Securities Indenture. The 2030 Floating Rate Notes are subject to all such terms, and Holders are referred to the Senior Non Preferred Debt Securities Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Senior Non Preferred Debt Securities Indenture, the terms of the Senior Non Preferred Debt Securities Indenture will control.

Each interest period on the 2030 Floating Rate Notes will begin on (and include) an Interest Payment Date (or, in the case of the first interest period, November 6, 2025) and end on (but exclude) the following Interest Payment Date, or, in the case of the final interest period, the Maturity Date (each an “Interest Period”). From (and including) the date of issuance to (and excluding) the Maturity Date, interest for each Interest Period will accrue on the 2030 Floating Rate Notes at a rate per annum equal to the Compounded SOFR plus a margin of 112 basis points, subject to a minimum interest rate of 0.000%.

Interest will be payable quarterly in each Interest Payment Date, commencing on February 6, 2026, up to and including the Maturity Date or any date of earlier redemption; provided, that if any scheduled Interest Payment Date, other than the scheduled Maturity Date or date of redemption or repayment, would fall on a day that is not a Business Day, that Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the scheduled Maturity Date or date of redemption or repayment is not a Business Day, the Company will pay any interest and principal and/or any amount payable upon redemption of the 2030 Floating Rate Notes, as applicable, on the next succeeding Business Day, but such final Interest Payment Date will not be postponed and interest on that payment will not accrue from and after the scheduled Maturity Date or date of redemption or repayment. Interest on the 2030 Floating Rate Notes shall be determined five (5) U.S. Government Securities Business Days before each Interest Payment Date.

The amount of interest accrued and payable on the 2030 Floating Rate Notes for each Interest Period will be equal to the product of (i) the outstanding principal amount of the 2030 Floating Rate Notes multiplied by (ii) the product of (a) the interest rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Interest Period divided by 360.

With respect to any Interest Period, “Compounded SOFR” means a compounded average of daily SOFR, that will be determined by the Calculation Agent in respect of any Interest Period in accordance with the following formula, with the resulting percentage being rounded, if necessary, to the fifth decimal place, with 0.000005 being rounded upwards:

Where:

“d” means, in respect of the relevant Observation Period, the number of calendar days in such Observation Period;

“d0” means, in respect of any Observation Period, the number of U.S. Government Securities Business Days in the relevant Observation Period;

“i” means a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Days in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant Observation Period;

“ni” means, in respect of any U.S. Government Securities Business Dayi, in the relevant Observation Period the number of calendar days from, and including, such U.S. Government Securities Business Dayi up to, but excluding, the following U.S. Government Securities Business Day; and

“SOFRi” means, in respect of any U.S. Government Securities Business Dayi in the relevant Observation Period, the SOFR in respect of such U.S. Government Securities Business Day.

“Observation Period” means, in respect of an Interest Period, the period from, and including, the date falling the number of Observation Shift Days prior to the first day of such Interest Period and ending on, but excluding, the date that is the number of Observation Shift Days prior to the Interest Payment Date for such Interest Period.

“Observation Shift Days” means five U.S. Government Securities Business Days.

“SOFR” means the rate determined by the Calculation Agent in respect of a U.S. Government Securities Business Day, in accordance with the following provisions:

(i) the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on the immediately following U.S. Government Securities Business Day (the “SOFR Determination Time”);

(ii) if the rate specified in (i) above does not so appear, the Secured Overnight Financing Rate as published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the SOFR Administrator’s Website;

where:

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate); and

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, or any successor source.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary herein, if the Company or its designee determine on or prior to the relevant SOFR Determination Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR, then the provisions set forth in the Senior Non Preferred Debt Securities Indenture will thereafter apply to all determinations of the rate of interest payable on the 2030 Floating Rate Notes. For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest payable for each Interest Period on the 2030 Floating Rate Notes will be an annual rate equal to the sum of the Benchmark Replacement and the applicable margin.

This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $300,000,000; provided, that the Company may, from time to time, without the consent of the Holders of the 2030 Floating Rate Notes, issue additional Senior Non Preferred Debt Securities under the Senior Non Preferred Debt Securities Indenture, having the same ranking and same interest rate, maturity, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first interest payment date, as the 2030 Floating Rate Notes; provided, however, that such additional 2030 Floating Rate Notes will not have the same CUSIP, ISIN or other identifying number as the Outstanding 2030 Floating Rate Notes unless the additional 2030 Floating Rate Notes are fungible with the 2030 Floating Rate Notes for U.S. federal income tax purposes. Any such additional 2030 Floating Rate Notes, together with the 2030 Floating Rate Notes, will constitute a single series of 2030 Floating Rate Notes under the Senior Non Preferred Debt Securities Indenture and shall be included in the definition of “Senior Non Preferred Debt Securities” in the Base Indenture where the context requires.

The payment obligations of the Company in respect of principal under the 2030 Floating Rate Notes constitute direct, unconditional, unsubordinated and unsecured obligations senior non preferred (créditos ordinaries no preferentes) of the Company and, in accordance with Additional Provision 14.2 of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company, such payment obligations rank (i) pari passu among themselves and with any other Senior Non Preferred Liabilities, (ii) junior to the Senior Higher Priority Liabilities (and, accordingly, upon the insolvency of the Company, the payment obligations of the Company in respect of principal under the 2030 Floating Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities) and (iii) senior to any present and future subordinated obligations (créditos subordinados) of Banco Santander in accordance with Article 281 of the Spanish Insolvency Law.

Claims of Holders of 2030 Floating Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 281.1.3º of the Spanish Insolvency Law, and no further interest shall accrue from the date of the declaration of insolvency of the Company.

The obligations of the Company under the 2030 Floating Rate Notes are subject to the Bail-in Power.

“Law 11/2015” means Law 11/2015 of 18 June, on recovery and resolution of credit institutions and investment firms (Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“Senior Higher Priority Liabilities” means the unsubordinated and unsecured obligations (créditos ordinarios) of the Company, other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2 of Law 11/2015 (including the 2030 Floating Rate Notes) and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

“Spanish Insolvency Law” means the restated text of the Spanish Insolvency Law (Ley Concursal) approved by the Royal Decree-Legislative 1/2020, of 5 May, as amended or replaced from time to time.

The provisions of Section 12.01 of the Senior Non Preferred Debt Securities Indenture, and Section 2.01(t) of the Third Supplemental Indenture shall apply only to rights or claims payable with respect to the 2030 Floating Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the 2030 Floating Rate Notes and each Holder of the 2030 Floating Rate Notes, by his or her acquisition of the 2030 Floating Rate Notes, will be deemed to have agreed to the ranking as described herein. Each such Holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2030 Floating Rate Notes. In addition, each Holder of the 2030 Floating Rate Notes by his or her acquisition of such 2030 Floating Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2030 Floating Rate Notes as provided in the Senior Non Preferred Debt Securities Indenture, and as summarized herein and appoints the Trustee as his or her attorney-in-fact for any and all such purposes.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2030 Floating Rate Notes, by its acquisition of this Note, each Holder (which includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees: (i) to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority, which may include and result in any of the following, or some combination thereof: the reduction of all, or a portion, of the Amounts Due on a permanent basis; the conversion of all, or a portion, of the Amounts Due into Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person (and the issue to the Holder of such Common Equity Tier 1 Instruments, securities or obligations), including by means of an amendment, modification or variation of the terms of the 2030 Floating Rate Notes, in which case the Holder agrees to accept in lieu of its rights under this Note, any such Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person; the cancellation of this Note or Amounts Due; the amendment or alteration of the maturity of this Note or amendment of the interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (ii) that the terms of this Note are subject to, and may be varied, if necessary, to give effect to, the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2030 Floating Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD, including its article 48 and, when applicable, its article 59 (therefore, the write-down capital conversion power at the point of non-viability) (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), (ii) the SRM Regulation and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD” means Directive 2014/59/EU of 15 May establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or replaced from time to time.

“CET1 Capital” means at any time, the common equity tier 1 capital of the Company or the Group, respectively, as calculated in accordance with Chapter 2 (Common Equity Tier 1 Capital) of Title I (Elements of own funds) of Part Two (Own Funds and Eligible Liabilities) of the CRR and/or Applicable Banking Regulations (as each of such terms is defined in the Senior Non Preferred Debt Securities Indenture) at such time, including any applicable transitional, phasing in or similar provisions.

“Common Equity Tier 1 Instruments” means instruments qualifying as CET1 Capital.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November, implementing Law 11/2015, of 18 June, on the recovery and resolution of credit institutions and investment firms (Real Decreto 1012/2015, de 6 de noviembre, por el que se desarrolla la Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“Regulated Entity” means any entity to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), or any other Spanish law relating to the Bail-in Power, applies, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks, the Bank of Spain, the European Single Resolution Board, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of a Single Resolution Mechanism and a Single Resolution Fund, as amended or replaced from time to time.

The exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2030 Floating Rate Notes shall not constitute an Event of Default and the terms and conditions of the 2030 Floating Rate Notes shall continue to apply in relation to the residual principal amount of, or outstanding amount payable with respect to, the 2030 Floating Rate Notes subject to any modification of the amount of distributions payable to reflect the reduction of the principal amount, and any further modification of the terms that the Relevant Resolution Authority may decide in accordance with applicable laws and regulations relating to the resolution of credit institutions, investment firms and/or Group entities incorporated in the relevant member state.

No repayment or payment of the Amounts Due, if any, on the 2030 Floating Rate Notes, will become due and payable or be paid after the exercise of any Bail-in Power by the Relevant Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

By its acquisition of this Note, each Holder of this Note, (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note), to the extent permitted by the Trust Indenture Act, will waive any and all claims, in law and/or in equity, against the Trustee for, agree not to initiate a suit against the Trustee in respect of, and agree that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to this Note.

Additionally, by its acquisition of this Note, each Holder of this Note acknowledges and agrees that, upon the exercise of the Bail-in Power by the Relevant Resolution Authority:

(i) the Trustee will not be required to take any further directions from the Holders of the 2030 Floating Rate Notes with respect to any portion of the 2030 Floating Rate Notes that are written-down, converted to equity and/or cancelled under the Senior Non Preferred Debt Securities Indenture, which authorizes Holders of a majority in aggregate Outstanding principal amount of the 2030 Floating Rate Notes to direct certain actions relating to the 2030 Floating Rate Notes; and

(ii) the Senior Non Preferred Debt Securities Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of the Bail-in Power by the Relevant Resolution Authority;

provided, however, that notwithstanding the exercise of the Bail-in Power by the Relevant Resolution Authority, so long as the 2030 Floating Rate Notes remain Outstanding, there will at all times be a Trustee for the 2030 Floating Rate Notes in accordance with the Senior Non Preferred Debt Securities Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by the Senior Non Preferred Debt Securities Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the 2030 Floating Rate Notes remain Outstanding following the completion of the exercise of the Bail-in Power.

By its acquisition of this Note, each Holder of this Note acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2030 Floating Rate Notes will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act.

By its acquisition of this Note, each Holder (including each beneficial owner) of this Note shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds this Note to take any and all necessary action, if required, to implement the exercise of the Bail-in Power with respect to the 2030 Floating Rate Notes as it may be imposed, without any further action or direction on the part of such Holder.

Each Holder of this Note also acknowledges and agrees that the foregoing description of the Bail-in Power and its exercise is exhaustive on the matters described herein to the exclusion of any other agreements, arrangements or understandings relating to the application of any Bail-in Power to the 2030 Floating Rate Notes.

Additional terms of the 2030 Floating Rate Notes, including but not limited to events of default, remedies, payment of additional amounts in respect of withholding tax, substitution and variation of the 2030 Floating Rate Notes upon certain regulatory events, and amendment are set forth in the Senior Non Preferred Debt Securities Indenture.

The Senior Non Preferred Debt Securities Indenture and the 2030 Floating Rate Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Senior Non Preferred Debt Securities Indenture, Section 2.01(t) of the Third Supplemental Indenture and the status of the 2030 Floating Rate Notes, which shall be governed by and construed in accordance with the laws of The Kingdom of Spain, and except that the authorization and execution by the Company of the Senior Non Preferred Debt Securities Indenture and the 2030 Floating Rate Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of organization of the Company and the Trustee, as the case may be.

The 2030 Floating Rate Notes and this Note have been issued in the State of New York.

By its acquisition of this Note, each Holder of this Note will be deemed to have agreed to the submission to jurisdiction set forth in Section 1.15 of the Senior Non Preferred Debt Securities Indenture.

Each Holder of this Note that acquires such 2030 Floating Rate Notes in the secondary market (including each beneficial owner) shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders of the 2030 Floating Rate Notes that acquire the 2030 Floating Rate Notes upon their initial issuance, including, without limitation, with respect to the acknowledgment and agreement to be bound by and consent to the terms of the 2030 Floating Rate Notes, including in relation to the Bail-in Power.

EXHIBIT B

FORM OF GLOBAL NOTE

THIS NOTE IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY AS THE DEPOSITARY (AS DEFINED IN THE SENIOR NON PREFERRED DEBT SECURITIES INDENTURE GOVERNING THIS NOTE), OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE BASE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.05 OF THE BASE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR 2030 FIXED RATE NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE RANKING OF THIS NOTE IS SET FORTH IN SECTION 12.01 OF THE SENIOR NON PREFERRED DEBT SECURITIES INDENTURE, AND SECTION 2.02(r) OF THE THIRD SUPPLEMENTAL INDENTURE, AND THIS NOTE IS ISSUED SUBJECT TO THE PROVISIONS OF SUCH SECTIONS 12.01 AND 2.02(r), RESPECTIVELY, AND THE HOLDER OF THIS NOTE, BY ACCEPTING THE SAME, AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS. THE PROVISIONS OF SECTION 12.01 OF THE SENIOR NON PREFERRED DEBT SECURITIES INDENTURE, SECTION 2.02(r) OF THE THIRD SUPPLEMENTAL INDENTURE AND THE TERMS OF THIS PARAGRAPH ARE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE KINGDOM OF SPAIN.

CUSIP No. 05971KAR0

ISIN No. US05971KAR05

SERIES SNP-252 SENIOR NON PREFERRED FIXED RATE NOTES DUE 2030

(THE “2030 FIXED RATE NOTES”)

Issued by

BANCO SANTANDER, S.A.

No.	$

BANCO SANTANDER, S.A., a sociedad anónima, incorporated under the laws of the Kingdom of Spain (herein called the “Company,” which term includes any successor person under the Senior Non Preferred Debt Securities Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $     (     dollars) on November 6, 2030 (the “Maturity Date”) or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon semi-annually in arrears on May 6 and November 6 of each year (each, an “Interest Payment Date”), commencing on May 6, 2026, and ending on the Maturity Date or any date of earlier redemption. Interest so payable on any Interest Payment Date shall be paid to the Holder in whose name this Note is registered on the 15th calendar day immediately preceding the relevant Interest Payment Date, whether or not such day is a Business Day, as defined in the Senior Non Preferred Debt Securities Indenture (each a “Regular Record Date”).

From (and including) the date of issuance to (but excluding) the Maturity Date, interest on this Note will accrue at a fixed rate of 4.551% per annum.

Payments of interest on this Note shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such month.

Payment of the principal amount of and any interest on, this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such payment shall be made to the Holder including through a paying agent of the Company for collection by the Holder. If the date for payment of the principal amount hereof or interest thereon is not a Business Day, then (subject as provided in the Senior Non Preferred Debt Securities Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment, provided that no interest shall accrue on such payment for the period from and after such payment date.

The 2030 Fixed Rate Notes are issuable in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof.

For informational purposes only, without any substantive effect whatsoever and solely in order to comply with Article 413(d) of the Spanish Companies Law (Ley de Sociedades de Capital), approved by Royal Decree 1/2010, of July 2, to the extent applicable, it is hereby noted that the initial aggregate principal amount of the 2030 Fixed Rate Notes, i.e., US$1,250,000,000 was equivalent to approximately €1,080,753,933.90, at the Bloomberg reference exchange rate as of October 30, 2025 of €1.00 per US$1.1566 (EUR/USD). Amounts due on the Notes shall not under any circumstances whatsoever be payable in any currency other than U.S. Dollars.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of such Note for the purpose of receiving payment of principal and interest, if any, on and any Additional Amounts with respect to such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual, PDF or other electronically imaged signature (including, without limitation, DocuSign and AdobeSign), this Note shall not be entitled to any benefit under the Senior Non Preferred Debt Securities Indenture or be valid or obligatory for any purpose.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2030 Fixed Rate Notes, by its acquisition of this Note, each Holder (which includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees: (i) to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority, which may include and result in any of the following, or some combination thereof: the reduction of all, or a portion, of the Amounts Due on a permanent basis; the conversion of all, or a portion, of the Amounts Due into Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person (and the issue to the Holder of such Common Equity Tier 1 Instruments, securities or obligations), including by means of an amendment, modification or variation of the terms of the 2030 Fixed Rate Notes, in which case the Holder agrees to accept in lieu of its rights under this Note, any such Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person; the cancellation of this Note or Amounts Due; the amendment or alteration of the maturity of this Note or amendment of the interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (ii) that the terms of this Note are subject to, and may be varied, if necessary, to give effect to, the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2030 Fixed Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD, including its article 48 and, when applicable, its article 59 (therefore, the write-down capital conversion power at the point of non-viability) (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), (ii) the SRM Regulation and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD” means Directive 2014/59/EU of 15 May establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or replaced from time to time.

“Business Day” means any day, other than Saturday or Sunday, that is not a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or London nor a day when the T2 real-time gross settlement (RTGS) system, owned and operated by the Eurosystem, or any successor thereto, is closed for business.

“CET1 Capital” means at any time, the common equity tier 1 capital of the Company or the Group, respectively, as calculated in accordance with Chapter 2 (Common Equity Tier 1 Capital) of Title I (Elements of own funds) of Part Two (Own Funds and Eligible Liabilities) of the CRR and/or Applicable Banking Regulations (as each of such terms is defined in the Senior Non Preferred Debt Securities Indenture) at such time, including any applicable transitional, phasing in or similar provisions.

“Common Equity Tier 1 Instruments” means instruments qualifying as CET1 Capital.

“Law 11/2015” means Law 11/2015 of 18 June, on recovery and resolution of credit institutions and investment firms (Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November, implementing Law 11/2015, of 18 June, on the recovery and resolution of credit institutions and investment firms (Real Decreto 1012/2015, de 6 de noviembre, por el que se desarrolla la Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“Regulated Entity” means any entity to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), or any other Spanish law relating to the Bail-in Power, applies, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks, the Bank of Spain, the European Single Resolution Board, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of a Single Resolution Mechanism and a Single Resolution Fund, as amended or replaced from time to time.

The public deed of issuance (escritura de emisión) related to the 2030 Fixed Rate Notes represented hereby was executed on November 4, 2025 before the Notary Public of Madrid, Mr. Miguel Ruiz-Gallardón García de la Rasilla, with the number 5,536 of his records.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: November 6, 2025

BANCO SANTANDER, S.A., as Issuer

By:
Name:
Title:

[Global Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Non Preferred Debt Securities of the series designated herein referred to in the within-mentioned Senior Non Preferred Debt Securities Indenture.

Dated:

THE BANK OF NEW YORK MELLON, London Branch, as Trustee

By:
Name:
Title:

[Global Note Signature Page]

[REVERSE OF SECURITY]

This Note is one of a duly authorized issue of securities of the Company of the series designated Series SNP-252 Senior Non Preferred Fixed Rate Notes due 2030 (herein called the “2030 Fixed Rate Notes”) issued and to be issued in one or more series under a Senior Non Preferred Debt Securities Indenture, dated as of March 14, 2024 (as heretofore amended and supplemented, the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon, London Branch, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as amended and supplemented by the Third Supplemental Indenture, dated as of November 6, 2025, among the Company, The Bank of New York Mellon, London Branch, as Trustee, Calculation Agent and Principal Paying Agent, and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Senior Non Preferred Debt Securities Registrar (the “Third Supplemental Indenture” and, the Base Indenture, as amended and supplemented by the Third Supplemental Indenture, the “Senior Non Preferred Debt Securities Indenture”) to which Senior Non Preferred Debt Securities Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee and the Holders of the 2030 Fixed Rate Notes and of the terms upon which the 2030 Fixed Rate Notes are, and are to be, authenticated and delivered. Capitalized terms used herein are used as defined in the Senior Non Preferred Debt Securities Indenture unless otherwise indicated. The terms of the 2030 Fixed Rate Notes include those stated in the Senior Non Preferred Debt Securities Indenture. The 2030 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Senior Non Preferred Debt Securities Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Senior Non Preferred Debt Securities Indenture, the terms of the Senior Non Preferred Debt Securities Indenture will control.

This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000; provided, that the Company may, from time to time, without the consent of the Holders of the 2030 Fixed Rate Notes, issue additional Senior Non Preferred Debt Securities under the Senior Non Preferred Debt Securities Indenture, having the same ranking and same interest rate, maturity, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first interest payment date, as the 2030 Fixed Rate Notes; provided, however, that such additional 2030 Fixed Rate Notes will not have the same CUSIP, ISIN or other identifying number as the Outstanding 2030 Fixed Rate Notes unless the additional 2030 Fixed Rate Notes are fungible with the 2030 Fixed Rate Notes for U.S. federal income tax purposes. Any such additional 2030 Fixed Rate Notes, together with the 2030 Fixed Rate Notes, will constitute a single series of 2030 Fixed Rate Notes under the Senior Non Preferred Debt Securities Indenture and shall be included in the definition of “Senior Non Preferred Debt Securities” in the Base Indenture where the context requires.

The payment obligations of the Company in respect of principal under the 2030 Fixed Rate Notes constitute direct, unconditional, unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company and, in accordance with Additional Provision 14.2 of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company, such payment obligations rank (i) pari passu among themselves and with any other Senior Non Preferred Liabilities, (ii) junior to the Senior Higher Priority Liabilities (and, accordingly, upon the insolvency of the Company, the payment obligations of the Company in respect of principal under the 2030 Fixed Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities) and (iii) senior to any present and future subordinated obligations (créditos subordinados) of the Company in accordance with Article 281 of the Spanish Insolvency Law.

Claims of Holders of 2030 Fixed Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 281.1.3º of the Spanish Insolvency Law, and no further interest shall accrue from the date of the declaration of insolvency of the Company.

The obligations of the Company under the 2030 Fixed Rate Notes are subject to the Bail-in Power.

“Law 11/2015” means Law 11/2015 of 18 June, on recovery and resolution of credit institutions and investment firms (Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“Senior Higher Priority Liabilities” means the unsubordinated and unsecured obligations (créditos ordinarios) of the Company, other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2 of Law 11/2015 (including the 2030 Fixed Rate Notes) and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

“Spanish Insolvency Law” means the restated text of the Spanish Insolvency Law (Ley Concursal) approved by the Royal Decree-Legislative 1/2020, of 5 May, as amended or replaced from time to time.

The provisions of Section 12.01 of the Senior Non Preferred Debt Securities Indenture, and Section 2.02(r) of the Third Supplemental Indenture shall apply only to rights or claims payable with respect to the 2030 Fixed Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the 2030 Fixed Rate Notes and each Holder of the 2030 Fixed Rate Notes, by his or her acquisition of the 2030 Fixed Rate Notes, will be deemed to have agreed to the ranking as described herein. Each such Holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2030 Fixed Rate Notes. In addition, each Holder of the 2030 Fixed Rate Notes by his or her acquisition of such 2030 Fixed Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2030 Fixed Rate Notes as provided in the Senior Non Preferred Debt Securities Indenture, and as summarized herein and appoints the Trustee as his or her attorney-in-fact for any and all such purposes.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2030 Fixed Rate Notes, by its acquisition of this Note, each Holder (which includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees: (i) to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority, which may include and result in any of the following, or some combination thereof: the reduction of all, or a portion, of the Amounts Due on a permanent basis; the conversion of all, or a portion, of the Amounts Due into Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person (and the issue to the Holder of such Common Equity Tier 1 Instruments, securities or obligations), including by means of an amendment, modification or variation of the terms of the 2030 Fixed Rate Notes, in which case the Holder agrees to accept in lieu of its rights under this Note, any such Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person; the cancellation of this Note or Amounts Due; the amendment or alteration of the maturity of this Note or amendment of the interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (ii) that the terms of this Note are subject to, and may be varied, if necessary, to give effect to, the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2030 Fixed Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD, including its article 48 and, when applicable, its article 59 (therefore, the write-down capital conversion power at the point of non-viability) (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), (ii) the SRM Regulation and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD” means Directive 2014/59/EU of 15 May establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or replaced from time to time.

“CET1 Capital” means at any time, the common equity tier 1 capital of the Company or the Group, respectively, as calculated in accordance with Chapter 2 (Common Equity Tier 1 Capital) of Title I (Elements of own funds) of Part Two (Own Funds and Eligible Liabilities) of the CRR and/or Applicable Banking Regulations (as each of such terms is defined in the Senior Non Preferred Debt Securities Indenture) at such time, including any applicable transitional, phasing in or similar provisions.

“Common Equity Tier 1 Instruments” means instruments qualifying as CET1 Capital.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November, implementing Law 11/2015, of 18 June, on the recovery and resolution of credit institutions and investment firms (Real Decreto 1012/2015, de 6 de noviembre, por el que se desarrolla la Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“Regulated Entity” means any entity to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), or any other Spanish law relating to the Bail-in Power, applies, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks, the Bank of Spain, the European Single Resolution Board, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of a Single Resolution Mechanism and a Single Resolution Fund, as amended or replaced from time to time.

The exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2030 Fixed Rate Notes shall not constitute an Event of Default and the terms and conditions of the 2030 Fixed Rate Notes shall continue to apply in relation to the residual principal amount of, or outstanding amount payable with respect to, the 2030 Fixed Rate Notes subject to any modification of the amount of distributions payable to reflect the reduction of the principal amount, and any further modification of the terms that the Relevant Resolution Authority may decide in accordance with applicable laws and regulations relating to the resolution of credit institutions, investment firms and/or Group entities incorporated in the relevant member state.

No repayment or payment of the Amounts Due, if any, on the 2030 Fixed Rate Notes, will become due and payable or be paid after the exercise of any Bail-in Power by the Relevant Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

By its acquisition of this Note, each Holder of this Note, (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note), to the extent permitted by the Trust Indenture Act, will waive any and all claims, in law and/or in equity, against the Trustee for, agree not to initiate a suit against the Trustee in respect of, and agree that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to this Note.

Additionally, by its acquisition of this Note, each Holder of this Note acknowledges and agrees that, upon the exercise of the Bail-in Power by the Relevant Resolution Authority:

(i) the Trustee will not be required to take any further directions from the Holders of the 2030 Fixed Rate Notes with respect to any portion of the 2030 Fixed Rate Notes that are written-down, converted to equity and/or cancelled under the Senior Non Preferred Debt Securities Indenture, which authorizes Holders of a majority in aggregate Outstanding principal amount of the 2030 Fixed Rate Notes to direct certain actions relating to the 2030 Fixed Rate Notes; and

(ii) the Senior Non Preferred Debt Securities Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of the Bail-in Power by the Relevant Resolution Authority;

provided, however, that notwithstanding the exercise of the Bail-in Power by the Relevant Resolution Authority, so long as the 2030 Fixed Rate Notes remain Outstanding, there will at all times be a Trustee for the 2030 Fixed Rate Notes in accordance with the Senior Non Preferred Debt Securities Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by the Senior Non Preferred Debt Securities Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the 2030 Fixed Rate Notes remain Outstanding following the completion of the exercise of the Bail-in Power.

By its acquisition of this Note, each Holder of this Note acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2030 Fixed Rate Notes will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act.

By its acquisition of this Note, each Holder (including each beneficial owner) of this Note shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds this Note to take any and all necessary action, if required, to implement the exercise of the Bail-in Power with respect to the 2030 Fixed Rate Notes as it may be imposed, without any further action or direction on the part of such Holder.

Each Holder of this Note also acknowledges and agrees that the foregoing description of the Bail-in Power and its exercise is exhaustive on the matters described herein to the exclusion of any other agreements, arrangements or understandings relating to the application of any Bail-in Power to the 2030 Fixed Rate Notes.

Additional terms of the 2030 Fixed Rate Notes, including but not limited to events of default, remedies, payment of additional amounts in respect of withholding tax, substitution and variation of the 2030 Fixed Rate Notes upon certain regulatory events, and amendment are set forth in the Senior Non Preferred Debt Securities Indenture.

The Senior Non Preferred Debt Securities Indenture and the 2030 Fixed Rate Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Senior Non Preferred Debt Securities Indenture, Section 2.02(r) of the Third Supplemental Indenture and the status of the 2030 Fixed Rate Notes, which shall be governed by and construed in accordance with the laws of The Kingdom of Spain, and except that the authorization and execution by the Company of the Senior Non Preferred Debt Securities Indenture and the 2030 Fixed Rate Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of organization of the Company and the Trustee, as the case may be.

The 2030 Fixed Rate Notes and this Note have been issued in the State of New York.

By its acquisition of this Note, each Holder of this Note will be deemed to have agreed to the submission to jurisdiction set forth in Section 1.15 of the Senior Non Preferred Debt Securities Indenture.

Each Holder of this Note that acquires such 2030 Fixed Rate Notes in the secondary market (including each beneficial owner) shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders of the 2030 Fixed Rate Notes that acquire the 2030 Fixed Rate Notes upon their initial issuance, including, without limitation, with respect to the acknowledgment and agreement to be bound by and consent to the terms of the 2030 Fixed Rate Notes, including in relation to the Bail-in Power.

EXHIBIT C

FORM OF GLOBAL NOTE

THIS NOTE IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY AS THE DEPOSITARY (AS DEFINED IN THE SENIOR NON PREFERRED DEBT SECURITIES INDENTURE GOVERNING THIS NOTE), OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE BASE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.05 OF THE BASE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR 2035 FIXED RATE NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE RANKING OF THIS NOTE IS SET FORTH IN SECTION 12.01 OF THE SENIOR NON PREFERRED DEBT SECURITIES INDENTURE, AND SECTION 2.03(r) OF THE THIRD SUPPLEMENTAL INDENTURE, AND THIS NOTE IS ISSUED SUBJECT TO THE PROVISIONS OF SUCH SECTIONS 12.01 AND 2.03(r), RESPECTIVELY, AND THE HOLDER OF THIS NOTE, BY ACCEPTING THE SAME, AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS. THE PROVISIONS OF SECTION 12.01 OF THE SENIOR NON PREFERRED DEBT SECURITIES INDENTURE, SECTION 2.03(r) OF THE THIRD SUPPLEMENTAL INDENTURE AND THE TERMS OF THIS PARAGRAPH ARE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE KINGDOM OF SPAIN.

CUSIP No. 05971KAS8

ISIN No. US05971KAS87

SERIES SNP-253 SENIOR NON PREFERRED FIXED RATE NOTES DUE 2035

(THE “2035 FIXED RATE NOTES”)

Issued by

BANCO SANTANDER, S.A.

No.	$

BANCO SANTANDER, S.A., a sociedad anónima, incorporated under the laws of the Kingdom of Spain (herein called the “Company,” which term includes any successor person under the Senior Non Preferred Debt Securities Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $     (     dollars) on November 6, 2035 (the “Maturity Date”) or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon semi-annually in arrears on May 6 and November 6 of each year (each, an “Interest Payment Date”), commencing on May 6, 2026, and ending on the Maturity Date or any date of earlier redemption. Interest so payable on any Interest Payment Date shall be paid to the Holder in whose name this Note is registered on the 15th calendar day immediately preceding the relevant Interest Payment Date, whether or not such day is a Business Day, as defined in the Senior Non Preferred Debt Securities Indenture (each a “Regular Record Date”).

From (and including) the date of issuance to (but excluding) the Maturity Date, interest on this Note will accrue at a fixed rate of 5.127% per annum.

Payments of interest on this Note shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such month.

Payment of the principal amount of and any interest on, this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such payment shall be made to the Holder including through a paying agent of the Company for collection by the Holder. If the date for payment of the principal amount hereof or interest thereon is not a Business Day, then (subject as provided in the Senior Non Preferred Debt Securities Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment, provided that no interest shall accrue on such payment for the period from and after such payment date.

The 2035 Fixed Rate Notes are issuable in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof.

For informational purposes only, without any substantive effect whatsoever and solely in order to comply with Article 413(d) of the Spanish Companies Law (Ley de Sociedades de Capital), approved by Royal Decree 1/2010, of July 2, to the extent applicable, it is hereby noted that the initial aggregate principal amount of the 2035 Fixed Rate Notes, i.e., US$1,250,000,000 was equivalent to approximately €1,080,753,933.90, at the Bloomberg reference exchange rate as of October 30, 2025 of €1.00 per US$1.1566 (EUR/USD). Amounts due on the Notes shall not under any circumstances whatsoever be payable in any currency other than U.S. Dollars.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of such Note for the purpose of receiving payment of principal and interest, if any, on and any Additional Amounts with respect to such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual, PDF or other electronically imaged signature (including, without limitation, DocuSign and AdobeSign), this Note shall not be entitled to any benefit under the Senior Non Preferred Debt Securities Indenture or be valid or obligatory for any purpose.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2035 Fixed Rate Notes, by its acquisition of this Note, each Holder (which includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees: (i) to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority, which may include and result in any of the following, or some combination thereof: the reduction of all, or a portion, of the Amounts Due on a permanent basis; the conversion of all, or a portion, of the Amounts Due into Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person (and the issue to the Holder of such Common Equity Tier 1 Instruments, securities or obligations), including by means of an amendment, modification or variation of the terms of the 2035 Fixed Rate Notes, in which case the Holder agrees to accept in lieu of its rights under this Note, any such Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person; the cancellation of this Note or Amounts Due; the amendment or alteration of the maturity of this Note or amendment of the interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (ii) that the terms of this Note are subject to, and may be varied, if necessary, to give effect to, the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2035 Fixed Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD, including its article 48 and, when applicable, its article 59 (therefore, the write-down capital conversion power at the point of non-viability) (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), (ii) the SRM Regulation and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD” means Directive 2014/59/EU of 15 May establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or replaced from time to time.

“Business Day” means any day, other than Saturday or Sunday, that is not a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or London nor a day when the T2 real-time gross settlement (RTGS) system, owned and operated by the Eurosystem, or any successor thereto, is closed for business.

“CET1 Capital” means at any time, the common equity tier 1 capital of the Company or the Group, respectively, as calculated in accordance with Chapter 2 (Common Equity Tier 1 Capital) of Title I (Elements of own funds) of Part Two (Own Funds and Eligible Liabilities) of the CRR and/or Applicable Banking Regulations (as each of such terms is defined in the Senior Non Preferred Debt Securities Indenture) at such time, including any applicable transitional, phasing in or similar provisions.

“Common Equity Tier 1 Instruments” means instruments qualifying as CET1 Capital.

“Law 11/2015” means Law 11/2015 of 18 June, on recovery and resolution of credit institutions and investment firms (Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November, implementing Law 11/2015, of 18 June, on the recovery and resolution of credit institutions and investment firms (Real Decreto 1012/2015, de 6 de noviembre, por el que se desarrolla la Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“Regulated Entity” means any entity to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), or any other Spanish law relating to the Bail-in Power, applies, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks, the Bank of Spain, the European Single Resolution Board, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of a Single Resolution Mechanism and a Single Resolution Fund, as amended or replaced from time to time.

The public deed of issuance (escritura de emisión) related to the 2035 Fixed Rate Notes represented hereby was executed on November 4, 2025 before the Notary Public of Madrid, Mr. Miguel Ruiz-Gallardón García de la Rasilla, with the number 5,536 of his records.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: November 6, 2025

BANCO SANTANDER, S.A., as Issuer

By:
Name:
Title:

[Global Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Non Preferred Debt Securities of the series designated herein referred to in the within-mentioned Senior Non Preferred Debt Securities Indenture.

Dated:

THE BANK OF NEW YORK MELLON, London Branch, as Trustee

By:
Name:
Title:

[Global Note Signature Page]

[REVERSE OF SECURITY]

This Note is one of a duly authorized issue of securities of the Company of the series designated Series SNP-253 Senior Non Preferred Fixed Rate Notes due 2035 (herein called the “2035 Fixed Rate Notes”) issued and to be issued in one or more series under a Senior Non Preferred Debt Securities Indenture, dated as of March 14, 2024 (as heretofore amended and supplemented, the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon, London Branch, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as amended and supplemented by the Third Supplemental Indenture, dated as of November 6, 2025, among the Company, The Bank of New York Mellon, London Branch, as Trustee, Calculation Agent and Principal Paying Agent, and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Senior Non Preferred Debt Securities Registrar (the “Third Supplemental Indenture” and, the Base Indenture, as amended and supplemented by the Third Supplemental Indenture, the “Senior Non Preferred Debt Securities Indenture”) to which Senior Non Preferred Debt Securities Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee and the Holders of the 2035 Fixed Rate Notes and of the terms upon which the 2035 Fixed Rate Notes are, and are to be, authenticated and delivered. Capitalized terms used herein are used as defined in the Senior Non Preferred Debt Securities Indenture unless otherwise indicated. The terms of the 2035 Fixed Rate Notes include those stated in the Senior Non Preferred Debt Securities Indenture. The 2035 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Senior Non Preferred Debt Securities Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Senior Non Preferred Debt Securities Indenture, the terms of the Senior Non Preferred Debt Securities Indenture will control.

This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000; provided, that the Company may, from time to time, without the consent of the Holders of the 2035 Fixed Rate Notes, issue additional Senior Non Preferred Debt Securities under the Senior Non Preferred Debt Securities Indenture, having the same ranking and same interest rate, maturity, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first interest payment date, as the 2035 Fixed Rate Notes; provided, however, that such additional 2035 Fixed Rate Notes will not have the same CUSIP, ISIN or other identifying number as the Outstanding 2035 Fixed Rate Notes unless the additional 2035 Fixed Rate Notes are fungible with the 2035 Fixed Rate Notes for U.S. federal income tax purposes. Any such additional 2035 Fixed Rate Notes, together with the 2035 Fixed Rate Notes, will constitute a single series of 2035 Fixed Rate Notes under the Senior Non Preferred Debt Securities Indenture and shall be included in the definition of “Senior Non Preferred Debt Securities” in the Base Indenture where the context requires.

The payment obligations of the Company in respect of principal under the 2035 Fixed Rate Notes constitute direct, unconditional, unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company and, in accordance with Additional Provision 14.2 of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company, such payment obligations rank (i) pari passu among themselves and with any other Senior Non Preferred Liabilities, (ii) junior to the Senior Higher Priority Liabilities (and, accordingly, upon the insolvency of the Company, the payment obligations of the Company in respect of principal under the 2035 Fixed Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities) and (iii) senior to any present and future subordinated obligations (créditos subordinados) of the Company in accordance with Article 281 of the Spanish Insolvency Law.

Claims of Holders of 2035 Fixed Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 281.1.3º of the Spanish Insolvency Law, and no further interest shall accrue from the date of the declaration of insolvency of the Company.

The obligations of the Company under the 2035 Fixed Rate Notes are subject to the Bail-in Power.

“Law 11/2015” means Law 11/2015 of 18 June, on recovery and resolution of credit institutions and investment firms (Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“Senior Higher Priority Liabilities” means the unsubordinated and unsecured obligations (créditos ordinarios) of the Company, other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2 of Law 11/2015 (including the 2035 Fixed Rate Notes) and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

“Spanish Insolvency Law” means the restated text of the Spanish Insolvency Law (Ley Concursal) approved by the Royal Decree-Legislative 1/2020, of 5 May, as amended or replaced from time to time.

The provisions of Section 12.01 of the Senior Non Preferred Debt Securities Indenture, and Section 2.03(r) of the Third Supplemental Indenture shall apply only to rights or claims payable with respect to the 2035 Fixed Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the 2035 Fixed Rate Notes and each Holder of the 2035 Fixed Rate Notes, by his or her acquisition of the 2035 Fixed Rate Notes, will be deemed to have agreed to the ranking as described herein. Each such Holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2035 Fixed Rate Notes. In addition, each Holder of the 2035 Fixed Rate Notes by his or her acquisition of such 2035 Fixed Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2035 Fixed Rate Notes as provided in the Senior Non Preferred Debt Securities Indenture, and as summarized herein and appoints the Trustee as his or her attorney-in-fact for any and all such purposes.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2035 Fixed Rate Notes, by its acquisition of this Note, each Holder (which includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees: (i) to be bound by the effect of the exercise of the Bail-in Power by the Relevant Resolution Authority, which may include and result in any of the following, or some combination thereof: the reduction of all, or a portion, of the Amounts Due on a permanent basis; the conversion of all, or a portion, of the Amounts Due into Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person (and the issue to the Holder of such Common Equity Tier 1 Instruments, securities or obligations), including by means of an amendment, modification or variation of the terms of the 2035 Fixed Rate Notes, in which case the Holder agrees to accept in lieu of its rights under this Note, any such Common Equity Tier 1 Instruments, other securities or other obligations of the Company or another person; the cancellation of this Note or Amounts Due; the amendment or alteration of the maturity of this Note or amendment of the interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (ii) that the terms of this Note are subject to, and may be varied, if necessary, to give effect to, the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2035 Fixed Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

“Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD, including its article 48 and, when applicable, its article 59 (therefore, the write-down capital conversion power at the point of non-viability) (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), (ii) the SRM Regulation and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD” means Directive 2014/59/EU of 15 May establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or replaced from time to time.

“CET1 Capital” means at any time, the common equity tier 1 capital of the Company or the Group, respectively, as calculated in accordance with Chapter 2 (Common Equity Tier 1 Capital) of Title I (Elements of own funds) of Part Two (Own Funds and Eligible Liabilities) of the CRR and/or Applicable Banking Regulations (as each of such terms is defined in the Senior Non Preferred Debt Securities Indenture) at such time, including any applicable transitional, phasing in or similar provisions.

“Common Equity Tier 1 Instruments” means instruments qualifying as CET1 Capital.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November, implementing Law 11/2015, of 18 June, on the recovery and resolution of credit institutions and investment firms (Real Decreto 1012/2015, de 6 de noviembre, por el que se desarrolla la Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión), as amended or replaced from time to time.

“Regulated Entity” means any entity to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), or any other Spanish law relating to the Bail-in Power, applies, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks, the Bank of Spain, the European Single Resolution Board, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of a Single Resolution Mechanism and a Single Resolution Fund, as amended or replaced from time to time.

The exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2035 Fixed Rate Notes shall not constitute an Event of Default and the terms and conditions of the 2035 Fixed Rate Notes shall continue to apply in relation to the residual principal amount of, or outstanding amount payable with respect to, the 2035 Fixed Rate Notes subject to any modification of the amount of distributions payable to reflect the reduction of the principal amount, and any further modification of the terms that the Relevant Resolution Authority may decide in accordance with applicable laws and regulations relating to the resolution of credit institutions, investment firms and/or Group entities incorporated in the relevant member state.

No repayment or payment of the Amounts Due, if any, on the 2035 Fixed Rate Notes, will become due and payable or be paid after the exercise of any Bail-in Power by the Relevant Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

By its acquisition of this Note, each Holder of this Note, (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note), to the extent permitted by the Trust Indenture Act, will waive any and all claims, in law and/or in equity, against the Trustee for, agree not to initiate a suit against the Trustee in respect of, and agree that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to this Note.

Additionally, by its acquisition of this Note, each Holder of this Note acknowledges and agrees that, upon the exercise of the Bail-in Power by the Relevant Resolution Authority:

(i) the Trustee will not be required to take any further directions from the Holders of the 2035 Fixed Rate Notes with respect to any portion of the 2035 Fixed Rate Notes that are written-down, converted to equity and/or cancelled under the Senior Non Preferred Debt Securities Indenture, which authorizes Holders of a majority in aggregate Outstanding principal amount of the 2035 Fixed Rate Notes to direct certain actions relating to the 2035 Fixed Rate Notes; and

(ii) the Senior Non Preferred Debt Securities Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of the Bail-in Power by the Relevant Resolution Authority;

provided, however, that notwithstanding the exercise of the Bail-in Power by the Relevant Resolution Authority, so long as the 2035 Fixed Rate Notes remain Outstanding, there will at all times be a Trustee for the 2035 Fixed Rate Notes in accordance with the Senior Non Preferred Debt Securities Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by the Senior Non Preferred Debt Securities Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the 2035 Fixed Rate Notes remain Outstanding following the completion of the exercise of the Bail-in Power.

By its acquisition of this Note, each Holder of this Note acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2035 Fixed Rate Notes will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act.

By its acquisition of this Note, each Holder (including each beneficial owner) of this Note shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds this Note to take any and all necessary action, if required, to implement the exercise of the Bail-in Power with respect to the 2035 Fixed Rate Notes as it may be imposed, without any further action or direction on the part of such Holder.

Each Holder of this Note also acknowledges and agrees that the foregoing description of the Bail-in Power and its exercise is exhaustive on the matters described herein to the exclusion of any other agreements, arrangements or understandings relating to the application of any Bail-in Power to the 2035 Fixed Rate Notes.

Additional terms of the 2035 Fixed Rate Notes, including but not limited to events of default, remedies, payment of additional amounts in respect of withholding tax, substitution and variation of the 2035 Fixed Rate Notes upon certain regulatory events, and amendment are set forth in the Senior Non Preferred Debt Securities Indenture.

The Senior Non Preferred Debt Securities Indenture and the 2035 Fixed Rate Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Senior Non Preferred Debt Securities Indenture, Section 2.03(r) of the Third Supplemental Indenture and the status of the 2035 Fixed Rate Notes, which shall be governed by and construed in accordance with the laws of The Kingdom of Spain, and except that the authorization and execution by the Company of the Senior Non Preferred Debt Securities Indenture and the 2035 Fixed Rate Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of organization of the Company and the Trustee, as the case may be.

The 2035 Fixed Rate Notes and this Note have been issued in the State of New York.

By its acquisition of this Note, each Holder of this Note will be deemed to have agreed to the submission to jurisdiction set forth in Section 1.15 of the Senior Non Preferred Debt Securities Indenture.

Each Holder of this Note that acquires such 2035 Fixed Rate Notes in the secondary market (including each beneficial owner) shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders of the 2035 Fixed Rate Notes that acquire the 2035 Fixed Rate Notes upon their initial issuance, including, without limitation, with respect to the acknowledgment and agreement to be bound by and consent to the terms of the 2035 Fixed Rate Notes, including in relation to the Bail-in Power.